                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           DELAWARE POOLED TRUST, INC.
             ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

LOGO


                                                                 January 8, 1998

Dear Shareholder:

A[n] Annual/Special Meeting of Shareholders of Delaware Pooled Trust, Inc. and its various portfolios is being held in Philadelphia on March 17, 1999. We ask that you take the time to review the enclosed proxy statement and provide us with your vote on the important issues affecting the company and any portfolios that you own.

The enclosed proxy statement describes seven separate proposals that either affect the entire company or individual portfolios within the company. In addition to the election of Board members and ratification of the selection of auditors, the proposals include the approval of new, standardized investment management and sub-advisory agreements. Some of the proposed management agreements contain fee reductions, while others contain slight increases equal to the dollar amount of the independent director fees.

Shareholders are also being asked to approve a change in the designation of investment objectives from "fundamental" to "non-fundamental." Also, new standardized "fundamental" investment restrictions are proposed for certain portfolios and the current investment restrictions of those same portfolios are proposed to be redesignated as "non-fundamental." These changes will allow the Board of Directors to modify the investment objectives and "non-fundamental" restrictions for the affected portfolios in the future without the delay and expense of holding a shareholder meeting. Finally, shareholders are asked to approve management's proposal to reorganize the company into a Delaware business trust to take advantage of various advantages under Delaware law.

We realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and mark, sign and return your proxy card (or cards) in the enclosed postage-paid envelope. You may also call toll-free to vote by telephone, or you may vote using the Internet. The insert accompanying this Proxy Statement describes how to vote using these methods.

If we do not receive your completed proxy card(s) after several weeks, you may be contacted by representatives of the company, who will remind you to vote your shares and will review with you the various ways in which you can register your vote.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,


LOGO


Jeffrey J. Nick, Chairman, President and
Chief Executive Officer

                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage you to read the attached proxy statement in full; however, the following are some typical questions that shareholders might have regarding this proxy statement.

Q:  WHY IS DELAWARE INVESTMENTS SENDING ME THIS PROXY STATEMENT?

Investment companies are required to obtain shareholders' votes for certain types of action. As a shareholder, you have a right to vote on certain major policy decisions, such as those included here.

Q:  WHAT ARE THE ISSUES CONTAINED IN THIS PROXY STATEMENT?

There are seven different proposals presented here and they are outlined in the Notice at the beginning of the proxy statement. The Notice describes which proposals apply to the entire company and which proposals apply to particular portfolios within the company.

Q:  HOW WOULD THE PROPOSALS AFFECT ME AS A SHAREHOLDER?

o Changing the designation of a portfolio's investment objective from "fundamental" to "non-fundamental" would allow the Board of Directors, without additional shareholder approval, to make future adjustments to the investment objective to give greater flexibility to respond to market, regulatory or industry changes. Approval of this proposal would not alter any portfolio's current investment objective.

o Adopting a standardized list of "fundamental" investment restrictions for a portfolio would help provide operational efficiencies and make it easier to monitor compliance with these restrictions.

o Converting all existing investment restrictions to "non-fundamental" would allow the Board of Directors to analyze and approve changes to a portfolio's existing investment restrictions, without additional shareholder approval, to further the goal of standardization of investment restrictions.

o Approval of the proposed fee decreases for certain portfolios, or slight fee increases for other portfolios, will ensure management fee levels that will enable the portfolios to continue to receive high quality investment management services.

o Approval of new standardized investment management agreements for each portfolio (and standardized sub-advisory agreements where applicable) would help provide operational efficiencies.

o The restructuring of the company from a Maryland corporation into a Delaware business trust would provide both consistency across the Delaware Investments family of funds and flexibility of operations.

Q:  HOW DO THE BOARD MEMBERS RECOMMEND THAT I VOTE?

The Board members recommend that you vote in favor of, or FOR, all of the proposals described above.

Q:  WHOM DO I CALL FOR MORE INFORMATION ON HOW TO PLACE MY VOTE?

Please call the company at 1-800-523-1918 or call Shareholder Communications at 1-800-858-0073 for additional information on how to place your vote.


                                   PLEASE VOTE


                             YOUR VOTE IS IMPORTANT

LOGO

                                                              1818 Market Street
                                                          Philadelphia, PA 19103

                          Combined Proxy Statement and
                Notice of Annual/Special Meeting of Shareholders
                          to be Held on March 17, 1999

To the Shareholders of the following portfolios of Delaware Pooled Trust, Inc.:

The Aggregate Fixed Income Portfolio
The Diversified Core Fixed Income Portfolio
The Global Equity Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The Growth and Income Portfolio
The High-Yield Bond Portfolio
The Intermediate Fixed Income Portfolio

The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large Cap Value Equity Portfolio
The Mid Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Small-Cap Growth Equity Portfolio
The Small/Mid Cap Value Equity Portfolio

This is your official Notice that a[n] Annual/Special Meeting of Shareholders of Delaware Pooled Trust, Inc. (the "Company"), will be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania. Each separate portfolio within the Company that will participate at the meeting is referred to as a "Portfolio." The purpose of the meeting is to consider and act upon the following Proposals and Sub-Proposals that apply either to the entire Company or particular Portfolios within the Company and to transact any other business that properly comes before the meeting and any adjournments thereof.

Proposal One:      To Elect a Board of Directors for the Company

Proposal One applies to all Portfolios.


Proposal Two:      To Approve the Redesignation of the Portfolio's
                   Investment Objective from Fundamental to Non-Fundamental.

Proposal Two applies to all Portfolios except the following:
 The Growth and Income Portfolio
 The Labor Select International Equity Portfolio
 The Small-Cap Growth Equity Portfolio

Proposal Three:    To Approve Standardized Fundamental Investment
                   Restrictions for the Portfolio (Includes Seven Sub-Proposals)

3A: Industry Concentration
3B: Borrowing Money and Issuing Senior Securities
3C: Underwriting of Securities
3D: Investing in Real Estate
3E: Investing in Commodities
3F: Making Loans
3G: Redesignation of all Current Fundamental
    Investment Restrictions as Non-Fundamental

Proposal Three applies to all Portfolios except the following:
 The Growth and Income Portfolio
 The Labor Select International Equity Portfolio
 The Small-Cap Growth Equity Portfolio

Proposal Four:     To Approve a New Investment Management Agreement for the
                   Portfolio.

Proposal Four applies to all Portfolios.


Proposal Five:     To Approve a New Sub-Advisory Agreement for the Portfolio.

Proposal Five only applies to the following Portfolios:
 The Diversified Core Fixed Income Portfolio
 The Global Equity Portfolio
 The Real Estate Investment Trust Portfolio II

Proposal Six:      To Ratify the Selection of Ernst & Young LLP as Independent
                   Auditors for the Company.

Proposal Six applies to all Portfolios.


Proposal Seven:    To Approve the Restructuring of the Company from a Maryland corporation into a Delaware Business Trust.

Proposal Seven applies to all Portfolios.




Please note that a separate vote is required for each Proposal or Sub-Proposal that applies to the Company or your Portfolio. Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.

LOGO


Jeffrey J. Nick
Chairman, President and Chief Executive Officer

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
NOTICE OF ANNUAL/SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

         Proposal One: To Elect a Board of Directors for the Company                                    2

         Proposal Two: To Approve the Redesignation of the Portfolio's Investment Objective
                       from Fundamental to Non-Fundamental                                              4

         Proposal Three: To Approve Standardized Fundamental Investment Restrictions for the
                         Portfolio (Includes Seven Sub-Proposals)                                       5
                         3A: Industry Concentration                                                     6
                         3B: Borrowing Money and Issuing Senior Securities                              7
                         3C: Underwriting of Securities                                                 8
                         3D: Investing in Real Estate                                                   8
                         3E: Investing in Commodities                                                   9
                         3F: Making Loans                                                               9
                         3G: Redesignation of all Current Fundamental Investment Restrictions
                            as Non-Fundamental                                                          9

         Proposal Four: To Approve a New Investment Management Agreement for the Portfolio             10

         Proposal Five: To Approve a New Sub-Advisory Agreement for the Portfolio                      15

         Proposal Six: To Ratify the Selection of Ernst & Young LLP as  Independent  Auditors for
                       the Company                                                                     16

         Proposal Seven: To Approve the Restructuring of the Company from a Maryland
                         Corporation into a Delaware Business Trust                                    17

EXHIBITS

         Exhibit A:        Outstanding Shares as of Record Date                                       A-1
         Exhibit B:        Shareholders Owning 5% or More of a Portfolio as of October 31, 1998       B-1
         Exhibit C:        Executive Officers of the Company                                          C-1
         Exhibit D:        Shareholdings by Directors and Nominees in the Delaware
                              Investments Funds as of October 31, 1998                                D-1
         Exhibit E:        Lists of Current Fundamental Investment Restrictions                       E-1
         Exhibit F:        Information Relating to Investment Management and
                              Sub-Advisory Agreements                                                 F-1
         Exhibit G:        Similar Funds Managed by Investment Managers and Sub-Advisers              G-1
         Exhibit H:        Form of Investment Management Agreement                                    H-1
         Exhibit I:        Form of Sub-Advisory Agreement                                             I-1
         Exhibit J:        Form of Agreement and Plan of Reorganization                               J-1
         Exhibit K:        Differences in Legal Structures                                            K-1


LOGO
                                                              1818 Market Street
                                                          Philadelphia, PA 19103
                                                                  1-800-523-1918

                                 PROXY STATEMENT

                     ANNUAL/SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 17, 1999

Meeting Information. The Board of Directors of Delaware Pooled Trust, Inc., an open-end registered investment company within the Delaware Investments family (the "Company"), is soliciting your proxy to be voted at the Annual/Special Meeting of Shareholders to be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League, 140 South Broad Street, Philadelphia, Pennsylvania or any adjournments of the meeting (hereafter, the "Meeting").

Purpose of Meeting. The purpose of the Meeting is to consider a number of Proposals and Sub-Proposals that either apply to the Company as a whole, or to individual portfolios within the Company (each a "Portfolio"). The accompanying Notice describes which Proposals and Sub-Proposals apply to the Company and/or its Portfolios.

The Board urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, or use one of the other voting methods described in the insert accompanying this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card(s) or use one of the other voting methods described in the insert accompanying this Proxy Statement, promptly to help assure a quorum for the Meeting.

General Voting Information. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director and "FOR" each other Proposal or Sub-Proposal concerning the Company or your Portfolio. The persons designated as proxies will also be authorized to vote in their discretion on any other matters which may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the
Meeting: (i) by notifying Delaware Investments in writing; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting.

Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Portfolio that they own on the record date, which is December 21, 1998. Exhibit A shows the number of shares of each Portfolio and the Company that were outstanding on the record date and Exhibit B lists the shareholders who own 5% or more of each Portfolio. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about January 8, 1999.

This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Company or their investment managers or affiliates, through telephone, facsimile, oral or other communications. Shareholders may provide proxy instructions by returning their Proxy Card by mail or fax and may also communicate proxy instructions through the Internet or by telephone via touch-tone voting.

Votes Required to Approve each Proposal or Sub-Proposal. Three Proposals within this Proxy Statement affect all shareholders of the Company, regardless of the fact that the Company consists of a number of individual Portfolios. These Proposals are the election of Directors, the ratification of the selection of the independent auditors and the restructuring of the Company from a Maryland corporation to a Delaware business trust. All shareholders of the Company vote together on these Proposals. In addition to the Portfolios, The Real Estate Investment Trust Portfolio is one of the portfolios within the Company. With regard to the Proposals that apply to the entire Company, shareholders of The Real Estate Investment Trust Portfolio have received a separate proxy statement relating to the same proposals and their votes will be combined with the votes of shareholders of the Portfolios who are voting at this meeting. The remaining Proposals or Sub-Proposals contained in this Proxy Statement only affect particular Portfolios and, therefore, only shareholders of those Portfolios are permitted to vote on those Proposals or Sub-Proposals.


The amount of votes of the Company or a Portfolio that are needed to approve the different Proposals or Sub-Proposals varies. The voting requirements are described within each Proposal or Sub-Proposal.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality of votes cast for approval, but would have the same effect as a vote "AGAINST" on Proposals requiring a majority of votes present and/or entitled to vote for approval. (These different voting standards are explained in the various Proposals.) DMC or DIAL will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.

Each Portfolio's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Company at the address and telephone number shown on the top of the previous page of the Proxy Statement.

Proposal One: To Elect a Board of Directors for the Company

This Proposal applies to all Portfolios.

You are being asked to vote to elect each of the nominees to the Board. The nominees are: Jeffrey J. Nick, Walter P. Babich, John H. Durham, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Charles E. Peck, Wayne A. Stork and Jan
R. Yeomans. With the exception of Jan R.Yeomans, each nominee is currently a member of the Board. If elected, these persons will serve as Directors until the next Annual or Special Meeting of Shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used to vote for a substitute nominee or nominees as recommended by the existing Board.

Directors and Nominees. Presented below is information about the age, position with the Company, principal occupation and past business experience of each nominee and current Director.

Jeffrey J. Nick* (45), Chairman, President, Chief Executive Officer and Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; President and Director of Delaware Management Holdings, Inc., 1997 to present; President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc., 1996 to present; Director of Delaware International Advisers Ltd., 1998 to present; Director of Vantage Global Advisors, Inc., 1996 to present; Director of Lynch & Mayer Inc. (investment adviser), 1997 to present; Managing Director of Lincoln National UK plc, 1992-1996; Senior Vice President of Lincoln National Corporation responsible for corporate planning and development, 1989-1992.

Walter P. Babich (71), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.

John H. Durham (61), Director and/or Trustee of 19 investment companies in the Delaware Investments family (including the Company). Consultant to Delaware Investments, 1991-1997; Partner of Complete Care Services, 1995 to present; Chairman of the Board of each investment company in the Delaware Investments family from 1986 to 1991; Director Emeritus from 1995 through 1998, at which time he was reappointed to the Boards; President of each company from 1977 to 1990; and Chief Executive Officer of each company from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company, Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times within the Delaware Investments organization.

Anthony D. Knerr (59), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc. 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.

Ann R. Leven (57), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Treasurer, National Gallery of Art, 1994 to present; Director of four investment companies sponsored by Acquila Management Corporation, 1985 to February, 1998; Deputy Treasurer of the National Gallery of Art, 1990 to 1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.

----------
*This nominee is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Company.

W. Thacher Longstreth* (77), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Philadelphia City Councilman, 1984 to present; Consultant, Packard Press, 1988 to present; Senior Partner, MLW Associates (business consulting), 1983 to present; Director, Healthcare Services Group, 1983 to present; Director Emeritus, Tasty Baking Company, 1991 to present; Director, MicroLeague Micromedia, Inc. (computer game publisher), 1996 to present; Director, Tasty Baking Company, 1968-1991; Vice Chairman, The Winchell Company (financial printing), 1983-1988.

Thomas F. Madison (62), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; President and Chief Executive Officer of MLM Partners, Inc., 1993 to present; Chairman of the Board of Communications Holdings, Inc., 1996 to present; Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Valmont Industries (irrigation systems and steel manufacturing), 1987 to present; Director of Eltrax Systems, Inc. (data communications integration), 1993 to present; Director of Minnegasco, Span Link Communications (software), 1995 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1997 to present; Director of Aon Risk Services, 1996 to present; Director of Digital River, 1997 to present.

Charles E. Peck (72), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Retired; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer of The Ryland Group, Inc., 1981 to 1990.

Wayne A. Stork** (61), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family and Delaware Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware Investments organization.

Jan R. Yeomans (50), Vice President and Treasurer of the 3M Corporation, 1994 to present; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1994; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant - Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

Board and Committee Meetings. During the twelve months ended October 31, 1998, the Company held [(Delaware to advise:) _________] Board meetings.

The Board has an Audit Committee for the purpose of meeting, at least annually, with the Company's independent auditors and officers to oversee the quality of financial reporting and the internal controls of the Company, and for such purposes as the Board may from time to time direct. The Audit Committee of the Company consists of the following four Directors, all of whom are considered to be independent because they are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"): Ann R. Leven, Chairperson, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison. Members of the Audit Committee are appointed by the Board and serve for three years or until their successors have been appointed and qualified. The Audit Committee held [(Delaware to advise:) ________] meetings during the twelve months ended October 31, 1998.

The Board also has a Nominating Committee that meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of the Company consists of the following three Directors appointed by the Board, two of whom are considered to be independent Directors: Wayne A. Stork, Anthony D. Knerr and W. Thacher Longstreth. [(please confirm) This Committee met once during the past year for the purpose of determining the proposed list of nominees for this Meeting.] The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Company.

----------
 *This Director is retiring from service on the Board on ________, and, therefore, is not a nominee.
**This nominee is considered to be an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Company.

Board Compensation. The interested Directors are compensated by the investment manager and do not receive compensation from the Company. Each independent Director (other than John H. Durham) currently receives a total annual retainer fee of $38,500 for serving as a Director for all 34 companies within the Delaware Investments fund complex, plus $3,145 for each set of complex Board meetings attended (usually seven regular meetings). John H. Durham re-joined the Board of Directors of most of the companies in the Delaware Investments family on April 16, 1998. He currently receives a total annual retainer fee of $31,000 for serving as a Director for 19 Companies within the Delaware Investments fund complex, plus $1,757.50 for each set of Board meetings attended. Members of the Audit Committee currently receive additional annual compensation of $5,000 from all Companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

Under the terms of the Company's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from the Company for a period of time equal to the lesser of the number of years that such person served as a Director or the remainder of such person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the Company at the time of such person's retirement. W. Thacher Longstreth is retiring from Board service and is entitled to annual payments in an amount equal to the annual retainer fee noted in the previous paragraph. The following table indicates the amount each Director received from the Company and from the fund complex as a whole during
the last year.

                                  Wayne A.  Jeffrey J.  Walter P.  John H.  Anthony D.  Ann R.  W. Thacher   Thomas F.  Charles E.
          Company Name             Stork       Nick     Babich    Durham(1)   Knerr     Leven   Longstreth   Madison(2)    Peck
          -------------            -----       ----     ------    --------    -----     -----   ----------   ---------     ----
Total Compensation from
Delaware Pooled Trust, during
the last fiscal year                None       None      $          $          $         $         $          $          $

Total Compensation From All
Companies in the Delaware
Investments Family for the
12 months ended
[November 30, 1998]                 None       None      $           $         $         $         $          $          $



(1)  Mr. Durham re-joined the Board on April 16, 1998.

(2)  Mr. Madison joined the Board on May 1, 1997.


Officers. The Board and the senior management of the Company appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Company: Wayne A. Stork, Jeffrey J. Nick, David K. Downes, Richard G. Unruh, Paul E. Suckow, Michael P. Bishof, George M. Chamberlain, Jr., Joseph H. Hastings, Patrick P. Coyne, Mitchell L. Conery, Paul
A. Matlack, Gary A. Reed, Babak Zenouzi, Gerald T. Nichols, Christopher S. Beck, George H. Burwell, Robert L. Arnold, Gerald S. Frey, Roger A. Early, John B. Fields, Paul Grillo, Cynthia L. Isom, Frank X. Morris, James F. Stanley and Paul Dokas. Exhibit C includes biographical information and the past business experience of such officers, except for Mr. Stork and Mr. Nick, whose information is set forth above along with the other Directors and nominees. The Exhibit also identifies which officers are also officers of DMC or DIAL. The above officers of the Company own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL. As a result, they are considered to be "interested persons" of the Company under the 1940 Act.

While in the employ of Oppenheimer Management Corporation, Mr. Paul E. Suckow was the subject of an Administrative Proceeding brought by the U.S. Securities and Exchange Commission ("SEC"). As a result of this proceeding, Mr. Suckow was found to have violated Section 34(b) of the 1940 Act by failing properly to disclose material facts in certain books and records by order of the SEC dated December 1, 1992. Mr. Suckow was suspended from the business for 120 days.

Management's Ownership of the Portfolios. Attached to this Proxy Statement as Exhibit D is a list of the Directors' and nominees' shareholdings of the various funds within the Delaware Investments family on an individual basis. Exhibit A lists the aggregate holdings by all of the Directors, nominees and executive officers as a group.

Required Vote. Each Director of the Company shall be elected by a plurality of votes cast by shareholders of the Company. This means that the nominees receiving the largest number of votes will be elected to fill the available Board positions.

Proposal Two: To Approve the Redesignation of the Portfolio's Investment Objective from Fundamental to Non-Fundamental

This Proposal applies all Portfolios except the following:
 The Growth and Income Portfolio
 The Labor Select International Equity Portfolio
 The Small-Cap Growth Equity Portfolio

The investment objective of each Portfolio to which this Proposal applies, like many of the older Delaware Investments funds, is designated as "fundamental," which means that any changes, even those not resulting in significant changes in the way a fund is managed or the risks to which it is subject, require shareholder approval. Under the 1940 Act, a fund's investment objective is not required to be "fundamental." However, many funds have elected to designate their investment objectives as "fundamental." This practice arose largely as a result of comments provided by state securities regulators in their review of fund registration statements during the state registration process, as well as because of historical drafting conventions.

In light of the enactment of National Securities Markets Improvement Act of 1996 ("NSMIA"), which eliminated state review of fund registration statements, and in order to provide the Board with enhanced flexibility to respond to market, industry or regulatory changes, the Board has approved the redesignation from "fundamental" to "non-fundamental" of each Portfolio's investment objective. A "non-fundamental" investment objective may be changed at any time by the Directors without the delay and expense of soliciting proxies and holding a shareholder meeting.

For a complete description of the investment objective of your Portfolio, please consult your Portfolio's prospectus. The redesignation from "fundamental" to "non-fundamental" will not alter any Portfolio's current investment objective. If this Proposal is approved, however, management intends to request that the Directors consider a number of modifications to the language used to describe certain Portfolios' investment objectives. The requested modifications are designed to modernize and standardize the expression of such investment objectives, but if these modifications are implemented, neither the principal investment design nor the day-to-day management of the Portfolios would be materially altered. If at any time in the future, the Directors approve a change in a Portfolio's "non-fundamental" investment objective, either in connection with the currently anticipated modernization and standardization or otherwise, shareholders will be given notice of the change prior to its implementation.

Required Vote. Approval of this proposal for a Portfolio requires the vote of a "majority of the outstanding voting securities" of the Portfolio, which means the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. If the redesignation of any Portfolio's investment objective from "fundamental" to "non-fundamental" is not approved by shareholders of a particular Portfolio, that Portfolio's investment objective will remain "fundamental" and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the investment objective.

At Board meetings held in July and September, 1998, the Directors considered the enhanced flexibility to respond to market, industry or regulatory changes that would accrue to the Board if each relevant Portfolio's "fundamental" investment objective was redesignated as "non-fundamental" and the Board unanimously approved the proposed change.

The Board unanimously recommends that you vote FOR the redesignation of the investment objective of your Portfolio as "non-fundamental."

Proposal Three: To Approve Standardized Fundamental Investment Restrictions for the Portfolio (This Proposal involves separate votes on Sub-Proposals 3A through 3G)

This Proposal applies to all Portfolios except the following:
 The Growth and Income Portfolio
 The Labor Select International Equity Portfolio
 The Small-Cap Growth Equity Portfolio

                                Proposal Overview

Each Portfolio is subject to investment restrictions which establish percentage and other limits that govern the Portfolio's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Funds, in their discretion, are permitted to deem other restrictions fundamental, and they may also adopt "non-fundamental" restrictions, which can be changed by a fund without shareholder approval. Of course, any change in a fund's investment restrictions, whether "fundamental" or not, would be approved by the fund's Board and reflected in the fund's prospectus or other offering documents.

Unlike investment objectives and policies, which are often different for each fund, investment restrictions for funds tend to be the same or similar, because they are based on legal or regulatory requirements that apply to all funds. Over the years, however, as new funds were created or added to the Delaware Investments family, investment restrictions relating to the same activities were expressed in a variety of different ways. Many older Portfolios are subject to investment restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, a number of Portfolios adopted "fundamental" restrictions in response to state laws and regulations that no longer apply because they were preempted by NSMIA.

As a result, a number of "fundamental" restrictions are no longer required to be "fundamental," and some previously required restrictions are no longer required at all.

The Directors, together with management of the Company and the investment managers and sub-advisers, have analyzed the current "fundamental" investment restrictions of each Portfolio, and have concluded that six new standardized "fundamental" investment restrictions should be adopted for each Portfolio. The proposed investment restrictions relate only to activities that are required under the 1940 Act to be the subject of "fundamental" policies and restrictions. Management believes that a modern, standardized list of restrictions will enhance the ability of the Portfolios to achieve their objectives because the Portfolios will have greater investment management flexibility to respond to changes in market, industry or regulatory conditions. In addition, standardized restrictions are expected to enable the Portfolios to operate more efficiently and to more easily monitor compliance with investment restrictions.

Each Portfolio currently has "fundamental" investment restrictions that govern the same activities covered by the proposed "fundamental" investment restrictions, and a number of Portfolios currently have other "fundamental" investment restrictions that govern additional activities. Management is recommending that shareholders approve the redesignation of each Portfolio's current "fundamental" investment restrictions as "non-fundamental," at the same time that the six new standardized "fundamental" investment restrictions are adopted for each Portfolio. If the current "fundamental" restrictions are redesignated as "non-fundamental," the Directors would be able to modify or eliminate the current restrictions without the costs or delays associated with a shareholder vote.

The proposed changes will not affect any Portfolio's investment objective and will not change the way any Portfolio is currently being managed or operated, since all current investment restrictions will remain in place as "non-fundamental" restrictions. If shareholders approve management's proposal to redesignate the current "fundamental" investment restrictions as "non-fundamental," at some point in the future management intends to recommend that the Board approve certain modifications to the "non-fundamental" restrictions. These modifications will result in a more modern and standardized list of investment restrictions for the various Delaware Investments funds.
Whil emanagement's recommendations will likely involve the elimination of certain current restrictions, the Board will determine separately for each Portfolio whether elimination or modification of a common investment restriction is appropriate for that Portfolio.

The six new proposed "fundamental" investment restrictions are described below within the relevant Sub-Proposals. In addition, Exhibit E contains a list of the current "fundamental" investment restrictions for each Portfolio which are proposed to be redesignated as "non-fundamental." Unless all of the Sub-Proposals are approved by shareholders of a Portfolio, none of the Sub-Proposals will be adopted for that Portfolio.

Required Vote. Approval of each Sub-Proposal for a Portfolio requires the vote of a "majority of the outstanding voting securities" of the Portfolio, which means the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The Directors have voted to adopt each of the proposed standardized "fundamental" investment restrictions for the Portfolios, as well as to approve the redesignation of the existing "fundamental" investment restrictions as "non-fundamental," and unanimously recommend that you vote FOR each Sub-Proposal 3A through 3G for your Portfolio.

Sub-Proposal 3A: To adopt a new fundamental investment restriction concerning the concentration of the Portfolio's investments in the same industry.

Under the 1940 Act, a Portfolio's policy of concentrating its investments in securities of companies in the same industry must be fundamental. A mutual fund concentrates its investments, for purposes of the SEC, if it invests more than 25% of its "net" assets (exclusive of cash, U.S. government securities and tax-exempt securities) in a particular industry or group of industries. Having the concentration policy apply to "net" assets represents a recent change by the SEC staff from its previous concentration standard which applied to 25% of a Portfolio's "total" assets. The change would slightly reduce a Portfolio's ability to concentrate, since the "net" assets figure is lower than "total" assets of a Portfolio because liabilities are subtracted.

Each Portfolio currently has a "fundamental" investment restriction prohibiting it from concentrating its investments in the same industry. There are however, variations in the way that the investment restriction is described in the Portfolios' offering documents. In addition, The Real Estate Investment Trust Portfolio II is permitted to concentrate its investments in securities of issuers in the real estate industry. Lastly, most restrictions define concentration in terms of a percentage of "total assets," rather than in accordance with the new "net assets" standard.

The Board recommends that you approve the standardized "fundamental" investment restriction set forth below. In approving the proposed investment restriction and concluding that it would recommend the investment restriction to Portfolio shareholders, the Directors considered that the proposed investment restriction will standardize the concentration restriction for the Portfolios and is intended to provide flexibility for Portfolios to respond to changes in the SEC staff's position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a shareholder vote.

Adoption of the proposed "fundamental" restriction will not materially affect the way the Portfolios are currently managed or operated because the existing concentration restrictions will remain in place as non-fundamental policies unless and until the Board modifies them in the future.

         Proposed Concentration Restriction: The Portfolio will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

The Board has also approved a related "non-fundamental" policy for the Portfolios, which will be adopted if the new "fundamental" restriction is approved and which provides that, in applying the concentration restriction: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities. This "non-fundamental" policy is intended to keep the concentration restriction from unnecessarily limiting a Portfolio's investments.

Sub-Proposal 3B: To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

Introduction to Sub-Proposal. The 1940 Act imposes certain limits on investment companies with respect to borrowing money and issuing senior securities. A "senior security" is defined as an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits funds from issuing senior securities, in order to limit their ability to use leveraging. In general, a fund uses leveraging when it enters into securities transactions with borrowed money or money to which it has only a temporary entitlement.

The limitations on borrowing and issuing senior securities are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund that take precedence over the rights of shareholders. Borrowing money and issuing senior securities are related activities under the 1940 Act in that, if a fund fails to adhere to the restrictions applicable to borrowing, the fund will be considered to have issued an impermissible senior security. Under the 1940 Act, a fund's investment restrictions relating to borrowing and senior securities must be "fundamental."

The current investment restrictions concerning borrowing and senior securities vary somewhat among the Portfolios and are set forth in Exhibit E. Shareholders of each Portfolio are being asked to approve the new standardized "fundamental" restriction that covers both borrowing and senior securities and which is designed to reflect all current regulatory requirements.

Senior Securities. SEC staff interpretations under the 1940 Act allow open-end funds to engage in a number of types of transactions which might be considered to raise "senior securities" or "leveraging" concerns, so long as the funds meet certain collateral requirements set by the SEC staff. These requirements are designed to protect shareholders. For example, some of the transactions that may raise senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (these transactions may be referred to collectively as "Leveraging-Type Transactions"). Funds that engage in Leveraging-Type Transactions must set aside money or securities or engage in certain offsetting securities transactions, to meet the SEC staff's collateralization requirements. Consistent with SEC staff positions, the senior security restrictions for the Portfolios specifically permit the Portfolios to engage in Leveraging-Type transactions.

Borrowing. Under the 1940 Act, an open-end fund is permitted to borrow up to 5% of its total assets for temporary purposes from any person so long as the borrowing is privately arranged, and to also borrow from banks, provided that if such bank borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this latter provision is to allow an open-end fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Open-end funds typically borrow money to meet redemptions so that they can avoid being forced to sell portfolio securities before they would have otherwise been sold. This technique allows open-end funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The borrowing restrictions for the Portfolios permit borrowing to the extent allowed under the 1940 Act. However, a number of the Portfolios only permit borrowing "as a temporary measure for extraordinary purposes," prevent the Portfolios from purchasing securities while borrowings are outstanding and prevent the Portfolios from pledging more than 10% of their net assets.

Effects of the Proposed Investment Restrictions. Since the proposed investment restriction would provide greater flexibility for the Portfolios to engage in borrowing and to engage in Leveraging-Type Transactions, the Portfolios may be subject to additional costs and risks. For example, the costs of borrowing can reduce a Portfolio's total return. Further, upon engaging in Leveraging-Type Transactions, such Portfolios could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to address such risks.

Board Recommendation. The Board recommends that shareholders approve the proposed "fundamental" investment restriction for each Portfolio. The proposed investment restriction will establish a standardized borrowing and senior securities restriction which is written to provide flexibility for Portfolios to respond to changes in legal, regulatory or market developments. Adoption of the new restriction, however, will not affect the way such Portfolios are currently managed or operated because the existing restrictions will remain as "non-fundamental" policies unless and until the Board modifies them in the future.

         Proposed Borrowing and Senior Securities Restriction: The Portfolio may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Sub-Proposal 3C: To adopt a new fundamental investment restriction concerning underwriting.

Each Portfolio is currently subject to a "fundamental" investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. Under the 1940 Act, a fund's policy or restriction relating to underwriting must be "fundamental." A person or company is generally considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and often are exposed to substantial liability. Thus, virtually all funds operate in a manner that allows them to avoid acting as underwriters.

From time to time, a fund may purchase a security for investment purposes which it later sells or re-distributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting restriction for each Portfolio specifically permits such re-sales. Management, consistent with SEC staff interpretations, believes that the Portfolios legally would not be regulated as underwriters in these circumstances.

The Board recommends that shareholders of each Portfolio approve the standardized "fundamental" investment restriction regarding underwriting set forth below. The proposed restriction is substantially similar to the current restriction for most Portfolios. The new restriction is proposed for each Portfolio because it will help to achieve the goal of standardization of the language of the investment restrictions among all Portfolios. Adoption of the proposed restriction will not affect the way the Portfolios are currently managed or operated.

         Proposed Underwriting Restriction: The Portfolio may not underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Sub-Proposal 3D: To adopt a new fundamental investment restriction concerning investments in real estate.

Each Portfolio currently has a "fundamental" investment restriction prohibiting the purchase or sale of real estate. The Real Estate Investment Trust Portfolio II, however, may own real estate directly as a result of a default on securities it owns. Most Portfolios' restrictions allow the Portfolios to invest in companies that deal in real estate, or to invest in securities that are secured by real estate. Under the 1940 Act, a Portfolio's policy or restrictions regarding investments in real estate must be "fundamental."

The Board recommends that shareholders of each Portfolio approve the "fundamental" investment restriction concerning real estate set forth below. The proposed investment restriction is designed to standardize the language of the real estate restriction among the various Portfolios. The proposed investment restriction will permit Portfolios to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Portfolios to invest in companies within the real estate industry, provided such investments are consistent with the Portfolio's investment objectives and policies. Adoption of the proposed restriction will not affect the way the Portfolios are managed or operated because the current restrictions will remain as "non-fundamental" policies unless and until the Board modifies them in the future.

         Proposed Real Estate Restriction: The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Sub-Proposal 3E: To adopt a new fundamental investment restriction concerning investments in commodities.

The Portfolios currently are subject to "fundamental" restrictions prohibiting the purchase or sale of commodities or commodity contracts. Under the 1940 Act, policies and restrictions regarding commodities must be "fundamental." The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. If a fund buys a financial futures contract, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. Funds often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

The Board recommends that shareholders approve the "fundamental" investment restriction concerning commodities set forth below for each Portfolio. The proposed restriction would standardize the language of the restriction among the various Portfolios and provide appropriate flexibility for the Portfolios to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, and, thus is broader than many Portfolios' current restrictions. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager determines that such investments are advisable and such practices are later affirmatively authorized by the Board. Adoption of the restriction will not affect the way the Portfolios are currently managed or operated because the existing commodities restrictions will remain as "non-fundamental" policies unless and until the Board modifies them in the future.

         Proposed Commodities Restriction: The Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Sub-Proposal 3F: To adopt a new fundamental investment restriction concerning lending by the Portfolio.

Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Portfolio in connection with such a transaction is then invested to provide the Portfolio with additional income. Each Portfolio is currently subject to a "fundamental" investment restriction limiting its ability to make loans. In order to ensure that the Portfolios may invest in certain debt securities or repurchase agreements, which could be characterized as the making of loans, most Portfolios' current "fundamental" restrictions specifically permit such investments. In addition, a number of Portfolios' "fundamental" restrictions explicitly permit Portfolios to lend their portfolio securities to broker-dealers or institutional investors.

The Board recommends that shareholders approve the standardized "fundamental" investment restriction concerning lending described below for each Portfolio. The proposed restriction prohibits loans by the Portfolios except in the circumstances described above and, in some cases, would provide more flexibility than the current lending restriction because of the authority to engage in securities lending. Although securities lending involves certain risks if the borrower fails to return the securities, management believes that increased flexibility to engage in securities lending does not materially increase the risk to which the Portfolios are currently subject. Also, the adoption of the restriction will not affect the way the Portfolios are currently managed or operated, because the existing lending restrictions will remain in place as "non-fundamental" policies unless and until the Board modifies them in the future.

         Proposed Lending Restriction: The Portfolio may not make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Sub-Proposal 3G: To redesignate all current fundamental investment restrictions as non-fundamental.

Each Portfolio is currently subject to its own list of "fundamental" and "non-fundamental" investment restrictions. Exhibit E lists the current fundamental investment restrictions of each Portfolio. As described in the previous Sub-Proposals, each Portfolio has a "fundamental" investment restriction governing concentration, borrowing and senior securities, underwriting, real estate, commodities and lending. Many of the Portfolios, especially the older Portfolios, have additional "fundamental" investment restrictions governing activities that are no longer required to be subject to "fundamental" investment restrictions.

The Directors and management of the Portfolios recognize that many of the current "fundamental" investment restrictions cover the same activities as the proposed, standardized "fundamental" investment restrictions so that there will be overlapping restrictions. However, rather than asking shareholders for approval to eliminate the current restrictions at this time in favor of the new standardized restrictions, the Board is recommending that all current "fundamental" restrictions be redesignated as "non-fundamental". After the current investment restrictions are made "non-fundamental", management and the Directors will analyze and evaluate each Portfolio's investment restrictions on an individual basis while considering the particular investment objective and policies of the Portfolio. Over time, the Portfolios' investment restrictions can be standardized, if appropriate. With the exception of a Portfolio's classification as a diversified fund for purposes of the 1940 Act, the proposed redesignation of the current investment restrictions as "non-fundamental" will provide the Directors with the authority and ability to make such changes without being required to seek an additional shareholder vote.

The conversion of investment restrictions to "non-fundamental" will provide management of the Portfolios with the flexibility to respond to industry changes and also to take advantage of unique pricing and distribution structures that have developed over the past ten years. For example, eliminating certain "fundamental" restrictions and redesignating them as "non-fundamental" would permit the Portfolios to operate in a "master-feeder" structure at some point in the future should management determine that such a structure were appropriate.

In a "master-feeder" structure, investors purchase shares of one or more feeder funds which, in turn, invest all of their assets in corresponding master funds which have identical investment objectives, policies and restrictions as the feeder funds. The assets are collectively managed at the master fund level and the different feeder funds can have varying distribution and expense structures. The principal advantage of the master-feeder structure is the consolidation of investment management of multiple identical investment pools into one investment pool. The structure is also sufficiently flexible to permit offshore feeder funds' assets to be managed at the master fund level.

By making the investment restrictions "non-fundamental," management will have the flexibility to ensure that the investment restrictions of a Portfolio will not limit the Portfolio's ability to operate in a master-feeder structure. Before any existing Portfolio would convert to a master-feeder structure, shareholders would be notified of such a change and the prospectus of the particular Portfolio would be amended to disclose the ability to operate in a master-feeder structure.

Proposal Four: To Approve a New Investment Management Agreement for the
Portfolio

This Proposal applies to all Portfolios.

                                Proposal Overview

Shareholders of each Portfolio are being asked to approve a new Investment Management Agreement with their current investment manager, which is either Delaware Management Company (previously defined as "DMC") or Delaware International Advisers Ltd. (previously defined as "DIAL"). The New Investment Management Agreements will reflect one or more of the following changes, all of which are explained in further detail below.

     o    Management fee decrease.

     o Slight management fee increase equal to the dollar amount of the independent director fees.

     o Elimination of a provision concerning shareholder approval of amendments.

     o    Elimination of a provision concerning a fund trading desk.

     o    Addition of a provision concerning the use of a sub-adviser.

To determine which proposed changes apply to your Portfolio, please check the table at the end of this Proposal.

Required Vote. Approval of this Proposal for a Portfolio requires the vote of a "majority of the outstanding voting securities" of the Portfolio, which means the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio, or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

If shareholders approve the new Agreements, any modified management fees will take effect on [(Delaware to advise:) ____________], or at a later date if the Meeting is postponed or adjourned. If a new Agreement is not approved for a particular Portfolio, that Portfolio's current Agreement will continue in effect. The Board for each Portfolio has unanimously approved the proposed Agreements and recommends that you vote FOR the new Investment Management Agreement for your Portfolio.

                       Proposed Changes in Management Fees

Purpose of Management Fees. Each Portfolio has hired either DMC or DIAL to serve as its investment manager. Under the current Investment Management Agreements, the portfolio management team for the Portfolio regularly decides which securities or instruments to buy or sell for the Portfolio and the investment manager directly or indirectly arranges for the placement and execution of orders for the purchase or sale of such securities and instruments. The investment manager is also responsible for each Portfolio's regulatory compliance and general administrative operations and provides regular reports to the Board. The management fees paid by a Portfolio are used by its investment manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Portfolio and to administer its affairs.

Reasons for Proposed Changes in Management Fees. At the request of the Board, management recently undertook a complete review of the level and structure of the management fees for each fund within the Delaware Investments family. The extensive review process was performed with the guidance of an outside consultant to help ensure the accuracy of the results and conclusions. The process involved the comparison of each fund with its own universe of "competing" funds, which were identified based on investment objective, asset type and distribution channel. Once competing funds were identified, management compared fee rates at various asset sizes to evaluate both fee rates and breakpoint structures. Management's goal was to establish a consistent fee structure for the various categories of Delaware Investments funds that would be competitive with funds with a similar investment objective, size and distribution channel in the current marketplace.

Management believes that a competitive management fee structure is needed to ensure that Delaware Investments will continue to be able to deliver funds with competitive expense ratios and provide the increased investment opportunities and service options that are now available to shareholders. Also, in recent years, management has noticed increased competition for talented investment and service professionals along with growing expenses in order to recruit and retain such personnel. By establishing fee levels at competitive market rates, management believes it can continue to attract talented professionals and support high-quality, long-term investment management and shareholder services to help maintain solid investment performance.

Description of Proposed Changes in Management Fees. As a result of its analysis, management has identified a number of different management fee pricing levels to be established for the funds in the Delaware Investments family, each reflecting the dynamics and complexity of managing the assets of particular categories of funds based on asset type (such as equity or fixed-income), sub-divisions within asset type (such as "insured" or "non-insured" fixed-income securities) and geography (such as domestic or international). Management also considered differences in the market for, and management of, the Company's "institutional" product compared to more retail-oriented funds, and the appropriate effect of such differences on management fee levels. The meeting described in this Proxy Statement is part of a series of shareholder meetings to be held at which the standardized management fee pricing levels and schedules of breakpoints will be put into place for many of the Delaware Investments funds.

The chart included in Exhibit F shows the current and proposed management fee rates for each Portfolio and the dollar amounts paid to the investment manager and its affiliates during the last fiscal year. The chart also shows whether DMC or DIAL has waived any management fees and the effect that such waivers would have had on the amounts paid under the proposed Agreement.

Board Consideration of Proposed Management Agreement Changes. In considering the proposed management fee changes, the Directors reviewed extensive materials concerning the methodology used by management to identify competitive peer groups for comparison and to develop proposed management fee pricing levels for the various categories of Delaware Investments funds and of the Portfolios. The Directors reviewed separate reports for each Portfolio containing detailed comparative management fee and expense information of each Portfolio and other funds in the relevant peer group, as well as expense ratio comparisons with relevant mutual fund indices. The Directors assessed how the management fee changes would position each Portfolio within its peer group. The Directors also reviewed and considered performance and ranking data for each Portfolio along with other comparative funds within the investment objective category, as well as a performance comparison to a relevant securities index for each Portfolio. In addition to the expense and performance information, the Directors reviewed the investment manager's historical profitability with respect to each Portfolio and the anticipated effects of any management fee changes.

The Directors also considered the reasons presented by management with respect to each proposed management fee change, including the anticipated impact of management fee decreases on shareholders of the Portfolios. Following consideration of all of the information and factors discussed above, the Directors for each Portfolio, including all of the independent Directors, unanimously approved the proposed management fee changes.

           Other Proposed Changes to Investment Management Agreements

In addition to modifications to the management fee structure, certain other changes to the Investment Management Agreements are proposed, one or more of which may apply to a particular Portfolio. The proposed changes are designed to eliminate provisions that appear in certain older Portfolios' Agreements and to standardize the form of Agreement among all funds within the Delaware Investments family. Please refer to the table below to determine whether the changes are proposed for your Portfolio's Agreement.

Shareholder Approval of Amendments to Investment Management Agreements. Under the 1940 Act, shareholder approval is normally required before any fund investment management agreement can be materially amended. The purpose of this requirement is to allow shareholders to make decisions concerning provisions of an investment management agreement that could affect their investment.

Funds are, however, permitted to amend such agreements without shareholder approval if the change involves a decrease in management fee rates or a potential decrease due to the introduction or restructuring of breakpoints. In such cases, the SEC staff believes that mutual funds should not be required to experience the delay and costs of seeking shareholder approval, since shareholders are generally assumed to be in favor of management fee decreases.

Certain current Investment Management Agreements of the Portfolios require shareholder approval of any amendment to the Agreement, regardless of whether shareholder approval would be required under federal law. Management proposes to change the Agreements to permit amendments without shareholder approval in appropriate circumstances like those described above.

Elimination of Fund Trading Desk. In order for the Portfolios to buy and sell securities, written instructions must be provided to brokers or dealers who execute portfolio transactions. Although most investment management agreements in the mutual fund industry provide that the investment manager is responsible for selecting and instructing brokers or dealers to effect such transactions, the Agreements for certain Portfolios provide that the Company's employees are responsible for providing instructions to brokers or dealers relating to the execution of portfolio transactions. As a result, the Company maintains a trading desk for these Portfolios staffed by Company personnel. Management currently believes that the investment manager or sub-adviser should be responsible for placing portfolio transactions rather than Company employees and has concluded that the Agreements should be modified accordingly.

Authority to Use Sub-Advisers. As the investment management industry has grown increasingly specialized, it has become increasingly common for mutual funds whose portfolios include investments in a particular specialized asset class to utilize the services of sub-investment advisers ("sub-advisers") with particular expertise in managing the asset class. Typically, such sub-advisory arrangements are established with contracts between the investment manager and the sub-adviser, with the investment manager retaining supervision over the portfolio. For example, DMC utilizes sub-advisers in managing funds that invest primarily in foreign securities, real estate investment trusts and in managing funds that engage in socially conscious investing.

The Investment Management Agreements for certain Portfolios do not contain a provision authorizing the use of a sub-adviser. Therefore, management is proposing that the new Agreements for these Portfolios contain the sub-adviser provision, in order to standardize the Agreement with the other Delaware Investments funds and authorize the use of sub-advisers if the Board desires to approve the use of a sub-adviser in the future. Any future use of a sub-adviser would also require approval by shareholders.

Miscellaneous Changes. In addition to the changes discussed above, there are certain miscellaneous changes designed to standardize the form of Agreement among all Delaware Investments funds. First, the Agreements for the Portfolios will reflect non-material language and structural changes to conform to the standard Delaware Investments model Agreement. Second, each new Agreement will contain a provision permitting the names "Delaware," "Delaware Investments" or "Delaware Group" to be used by other funds, series or classes, whether already existing or to be created in the future, which are, or may be, sponsored or advised by DMC or DIAL. The first Delaware Investments fund to use the word "Delaware" in its name was the Delaware Balanced Fund (formerly Delaware Fund) series of Delaware Group Equity Funds I, Inc., which was originally established in 1938. DMC understands that Delaware Balanced Fund may have a claim to the use of the name "Delaware." Without reaching any conclusion as to such claim, each Agreement will recognize the ability of multiple Portfolios to use the words described above in their names.

             Summary of Changes to Investment Management Agreements

The following table lists all of the Portfolios for which new Investment Management Agreements are proposed, as well as the types of changes that are proposed for each Agreement.

                                                                                 Elimination of
                                                                                   Shareholder     Elimination of     Authority to
                                                                                  Approval for      Fund Trading          Use
               Company/Portfolio Name                 Management Fee Change        Amendments           Desk          Sub-Adviser
               ----------------------                 ---------------------        ----------           ----          -----------
Delaware Pooled Trust, Inc.
   The Aggregate Fixed Income Portfolio                        None                                      X                 X
   The Diversified Core Fixed Income Portfolio                 None                                      X
   The Emerging Markets Portfolio                         .20% Decrease                                                   X
   The Global Equity Portfolio                                 None
   The Global Fixed Income Portfolio                           None*                    X                                  X
   The Growth and Income Portfolio
   The High-Yield Bond Portfolio                               None                     X                X                 X
   The Intermediate Fixed Income Portfolio                     None*                    X                X                 X
   The International Equity Portfolio                          None*                    X                                  X
   The International Fixed-Income Portfolio                    None                     X                                  X
   The Labor Select International Equity Portfolio             None                     X                                  X
   The Large Cap Value Equity Portfolio                        None*                    X                X                 X
   The Mid-Cap Growth Equity Portfolio                      .05% decrease*              X                X                 X
   The Real Estate Investment Trust Portfolio II               None                                      X
   The Small-Cap Growth Equity Portfolio
   The Small/Mid-Cap Value Equity Portfolio                    None                     X                X                 X


-------------------------------

* The current Investment Management Agreement provides that the fees paid by the Portfolio will be reduced by the amount of the independent Director fees. The proposed Agreement does not provide for such a reduction. This change increases the amount paid by the Portfolio, but has virtually no impact on reportable expenses.

                    Information About the Investment Managers

DMC serves as investment manager for many of the Portfolios that are participating in this meeting. DMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is located at One Commerce Square, Philadelphia, Pennsylvania 19103.

DIAL serves as investment manager for certain Portfolios that are participating in this meeting and as sub-adviser for others. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Advisers Act and is a member of the Investment Management Regulatory Organisation (IMRO) in the United Kingdom. Since 1990, DIAL has managed the overseas assets of the funds within the Delaware Investments family. DIAL is located at Third Floor, 80 Cheapside, London, England EC2V 6EE.

[(Delaware to advise:) On October 31, 1998, DMC was managing approximately $ [ __ ] billion in assets in various open-end and closed-end mutual fund accounts. DIAL was managing approximately [$____] billion in institutional or separately managed accounts (approximately [$___ ] billion) and mutual fund accounts (approximately [$___ ] billion) on the same date. Other affiliates of DMC and DIAL were managing additional institutional and separate account assets in the amount of $ [ __ ] billion on that date.

Both DMC and DIAL are indirect, wholly owned subsidiaries of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters in Fort Wayne, Indiana, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

DMC and DIAL also provide investment management or sub-advisory services to other funds within the Delaware Investments family which have investment objectives that are similar to those of the Portfolios to which this Proxy Statement applies. For the names of such other funds, together with their current (and proposed, in some cases) management or sub-advisory fee rates for such funds, see Exhibit G.

DMC is a series of Delaware Management Business Trust. The Trustees who operate the business and their principal occupations (which are positions with DMC) are as follows: Wayne A. Stork, Chairman, President, Chief Executive Officer and Chief Investment Officer; Richard G. Unruh, Jr., Executive Vice President; David
K. Downes, Executive Vice President, Chief Operating Officer and Chief Financial Officer; and George M. Chamberlain, Jr., Senior Vice President and Secretary; and John B. Fields, Vice President/Senior Portfolio Manager.

Wayne A. Stork is the Chairman, Chief Executive Officer and a Director of DIAL. David G. Tilles is the Managing Director, Chief Investment Officer and a Director of DIAL. In addition to Mr. Stork and Mr. Tilles, the present directors of DIAL and their principal occupations (unless noted in the paragraph above relating to DMC) are as follows: Jeffrey J. Nick, President of Delaware Management Holdings, Inc. and President and Chief Executive Officer of each of the Companies comprising the Delaware Investments family of funds; G. Roger H. Kitson, Vice Chairman of DIAL; Richard G. Unruh; David K. Downes; Richard J. Flannery, Executive Vice President and General Counsel of DMC; George M. Chamberlain, Jr.; John C. E. Campbell, Executive Vice President of Delaware Investment Advisers (a series of Delaware Management Business Trust); Hamish O. Parker, Director of DIAL; Timothy W. Sanderson, Chief Investment Officer, Equities of DIAL; Clive A. Gillmore, Regional Research Director of DIAL; Ian G. Sims, Deputy Managing Director/Chief Investment Officer/Global Fixed Income of DIAL; George E. Deming, Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust); John Emberson, Company Secretary and Finance Director of DIAL; Nigel G. May, Regional Research Director of DIAL; Elizabeth A. Desmond, Regional Research Director of DIAL.

                    Other Information Relevant to Approval of
                        Investment Management Agreements

The form of proposed Investment Management Agreement for the Portfolios is attached as Exhibit H. Each Current and Proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Portfolio by (i) a vote of a majority of the Board, or (ii) a vote of a majority of the outstanding voting securities of the Portfolio, and
(iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Portfolio, by a vote of a majority of the Board, or (ii) by a vote of a majority of the outstanding voting securities of a Portfolio, or (iii) by DMC or DIAL, as relevant, at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Under each of the current and proposed Agreements, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the investment manager or their advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Portfolios. The services provided may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment manager in connection with their investment decision-making process with respect to one or more funds or accounts that they manage, and need not be used exclusively with respect to the Portfolio or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the current and proposed Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, services provided constitute in some part brokerage and research services used in connection with the investment decision-making process and constitute in some part services used in connection with administrative or other functions not related to the investment decision-making process. In such cases, the investment manager will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to the investment decision-making process.

The current and proposed Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to a Portfolio, the investment manager or sub-adviser shall not be liable to the Portfolio or any shareholder of the Portfolio for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

                        Other Agreements with the Company

The Company is currently party to a Distribution Agreement relating to the Portfolios with Delaware Distributors, L.P. (the "Distributor"), an affiliate of DMC and DIAL. The Distributor's principal address is 1818 Market Street, Philadelphia, PA 19103. Pursuant to the Distribution Agreement, the Distributor provides underwriting, distribution and marketing services to the Portfolios. The Company is also a party to a Shareholders Services Agreement and a Fund Accounting Agreement with Delaware Service Company, Inc. ("DSC"), an affiliate of DMC and DIAL, pursuant to which DSC provides fund accounting, shareholder servicing, dividend disbursing and transfer agency services. Exhibit F to this Proxy Statement lists the amount of any payments made to the affiliates such as the Distributor and DSC pursuant to service agreements, for each Portfolio's most recently completed fiscal year.

Proposal Five: To Approve a New Sub-Advisory Agreement for the Portfolio

This Proposal only applies to the following Portfolios:
The Diversified Core Fixed Income Portfolio
The Global Equity Portfolio
The Real Estate Investment Trust Portfolio II

Shareholders of each of the Portfolios listed above are being asked to approve a new Sub-Advisory Agreement with their Portfolio's existing sub-adviser. The sub-advisers for each Portfolio, together with information about the current Sub-Advisory Agreement, is included on Exhibit F to this Proxy Statement. New Agreements are required at this time because the existing Agreements will terminate if new Investment Management Agreements are approved as described in Proposal Four.

The proposed Sub-Advisory Agreements do not contain any changes in sub-advisory fee rates and are largely identical to the current Sub-Advisory Agreements. There are a number of minor changes in language and in the form of the Agreement, which are designed to result in a single, standardized Agreement among all Delaware Investments funds that utilize sub-advisers.

One new provision is proposed for Portfolios which have Sub-Advisory Agreements that provide for the calculation of the sub-advisory fees based on a percentage of assets of the Portfolio. The new provision would require the sub-adviser to share in any fee waiver or expense limitation arrangement entered into by the Portfolio's investment manager. This provision does not affect the amounts to be paid by the Portfolio, but the sub-adviser may receive less, depending on management fee waivers or expense limitations.

The proposed Sub-Advisory Agreement for any Portfolio will not take effect until shareholders approve a new Investment Management Agreement for the Portfolio. [(Delaware to confirm:)] If a proposed Sub-Advisory Agreement is not approved for a Portfolio, the investment manager will take responsibility for all aspects of investment management until such time as a new sub-advisory arrangement is approved by the Board and by shareholders.

Required Vote. Approval of this Proposal for a Portfolio requires the vote of a "majority of the outstanding voting securities" of the Portfolio, which means the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The Board has unanimously approved the proposed Sub-Advisory Agreements and recommends that you vote FOR the new Sub-Advisory Agreement for your Portfolio.

                       Information About the Sub-Advisers

DMC and DIAL. Both DMC and DIAL serve in a sub-adviser capacity for certain Portfolios. The background of each firm, along with the professionals responsible for operating each business, are described above in connection with the proposed new Investment Management Agreements. Please refer to the prior Proposal for that information.

Lincoln Investment Management, Inc. ("LIM"). LIM serves as sub-adviser for the Real Estate Investment Trust Portfolio II. LIM is a wholly owned subsidiary of Lincoln National Corporation and an affiliate of DMC and DIAL. The firm is registered as an investment adviser under the Advisers Act and is located at 200
E. Berry Street, Fort Wayne, Indiana 46802.

LIM's primary activity is institutional fixed-income investment management and consulting. Such activity includes fixed-income portfolios, private placements, real estate debt and equity management and asset/liability management. On November 30, 1998 LIM was managing approximately $40,966,661,373 in assets.

H. Thomas McMeekin serves as President, Chief Investment Officer and a Board Member of LIM. In addition to Mr. McMeekin, the present directors of LIM and their principal occupations are as follows: J. Michael Keeter, Vice President and General Counsel; and Steven R. Brody, Vice President.

                    Other Information Relevant to Approval of

                             Sub-Advisory Agreements

The form of proposed Sub-Advisory Agreement for the Portfolios listed above is attached as Exhibit I. Each Current and Proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Portfolio by (i) a vote of a majority of the Board, or (ii) a vote of a majority of the outstanding voting securities of the Portfolio, and
(iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Company, by a vote of a majority of the Board, or (ii) by a vote of a majority of the outstanding voting securities of a Portfolio, or (iii) by the sub-adviser at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Under each of the current and proposed Agreements, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the investment manager, sub-adviser or their advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Portfolios. The services provided may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment manager or sub-adviser in connection with their investment decision-making process with respect to one or more Portfolios or accounts that they manage, and need not be used exclusively with respect to the Portfolio or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the current and proposed Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, services provided constitute in some part brokerage and research services used in connection with the investment decision-making process and constitute in some part services used in connection with administrative or other functions not related to the investment decision-making process. In such cases, the sub-adviser will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to the investment decision-making process.

The current and proposed Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to a Portfolio, the sub-adviser shall not be liable to the Portfolio or any shareholder of the Portfolio for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

Proposal Six: To Ratify the Selection of Ernst & Young LLP as Independent Auditors for the Company

This Proposal applies all Portfolios.

The Board has selected Ernst & Young LLP as independent auditors of the Company for the current fiscal year and shareholders are asked to ratify this selection. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative from Ernst & Young LLP is expected to be present at the meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The Company's Audit Committee meets periodically with the representatives of Ernst & Young LLP to receive reports from Ernst & Young LLP and plan for the Company's audits.

Required Vote. A simple majority (more than 50%) of the outstanding voting securities of the Company, regardless of individual Portfolios within the Company, is required to ratify the selection of Ernst & Young LLP as independent auditor for the Company.

The Board unanimously recommends that you ratify the selection of Ernst & Young LLP as independent auditors for such Company for the current fiscal year.

Proposal Seven: To Approve the Restructuring of the Company from a Maryland Corporation into a Delaware Business Trust.

This Proposal applies all Portfolios.

The Board of Directors of the Company (the "Current Board") has approved an Agreement and Plan of Reorganization (the "Plan") substantially in the form attached to this Proxy Statement as Exhibit J. The Plan provides for a reorganization (a "Reorganization") pursuant to which the Company will change its state and form of organization from a Maryland corporation into a Delaware business trust. The Company may be referred to in this Proposal as the "Current Fund." The Series of the Company are referred to in this Proposal as the "Current Series."

The Reorganization involves the continuation of the Current Fund in the form of a newly created Delaware business trust. The newly created Delaware business trust is referred to in this Proposal as the "New Fund." Separate series of shares of the Delaware business trust that correspond to the series of shares of the Current Fund will carry on the business of the Current Fund. The series of shares of the New Fund that correspond to the Current Series of shares of the Current Fund are referred to in this Proposal as the "New Series." The New Fund and each New Series will have substantially the same name as the Current Fund and each corresponding Current Series.

Under the Reorganization, the investment objectives of each New Series will be the same as those of its corresponding Current Series; the portfolio securities of each Current Series will be transferred to its corresponding New Series; and shareholders will own interests in the New Fund that are equivalent to their interests in the Current Fund on the closing date of the Reorganization. The directors, officers, and employees of the Current Fund on the effective date of the Reorganization will become the trustees, officers and employees, respectively, of the New Fund and will operate the New Fund in the same manner as they previously operated the Current Fund. The investment manager responsible for the investment management of each New Series will be the same as the investment manager to the Current Series. For those Current Series with sub-advisory arrangements, the sub-adviser for each New Series will be the same as the sub-adviser to the Current Series. In essence, a shareholder's investment in the Current Fund will not change for all practical purposes. The investment manager of each Current Series is referred to as the "Current Adviser" and, for those Current Series with sub-advisory arrangements, the sub-adviser to each Current Series is referred to as the "Current Sub-Adviser."

Background and Reasons for the Reorganization. The Current Board unanimously recommends conversion of the Current Fund into a Delaware business trust because it has determined that the Delaware business trust form of organization is an inherently flexible form of organization and provides certain administrative advantages to the Company. Delaware trust law contains provisions specifically designed for mutual funds. Those provisions take into account the unique structure and operation of mutual funds and allow mutual funds to simplify their operations by reducing administrative burdens so that, in general, they may operate more efficiently. For example, mutual funds organized as Delaware business trusts are not required to hold annual shareholders' meetings and may create new series or classes of shares without obtaining the approval of shareholders at a meeting.

Under Delaware business trust law, the New Fund will have the flexibility to respond to future business contingencies. For example, the New Fund will have the power to consolidate with another entity, to cause each New Series to become a separate trust, and to change the New Fund's domicile all without a shareholder vote, unless such vote is required under the1940 Act or other applicable law. This flexibility could help to assure that the New Fund operates under the most advanced form of organization and could help reduce the expense and frequency of future shareholders' meetings for non-investment related issues.

The Reorganization also will increase uniformity among the mutual funds within the Delaware Investments family. Increased uniformity among the mutual funds, many of which share common directors, trustees, officers and service providers, is expected to reduce the costs and resources devoted to compliance with varying state corporate or trust laws and also reduce administrative burdens.

Another advantage that is afforded to a mutual fund organized as a Delaware business trust is that there is a well established body of corporate precedent that may be relevant in deciding issues pertaining to the trust.

For these reasons, the Current Board believes it is in the interests of the shareholders of the Current Fund to reorganize the Current Fund into a Delaware business trust. At present, it appears that the most advantageous time to consummate the Reorganization is on or before ________________, 1999. This date, however, may be modified by the Current Fund and the New Fund. The Current Board reserves the right to abandon the Reorganization if it determines that such action is in the best interests of the Current Fund.

Consequences and Procedures of the Reorganization. Upon consummation of the Reorganization, the New Fund will continue the Current Fund's business with the same investment objectives, policies and restrictions that are in effect for the Current Series at the time of the consummation of the Reorganization (see the discussion under "Investment Policies and Restrictions" below). The net asset value of the shares of each Current Series will not be affected by the Reorganization. The New Fund has been organized specifically for the purpose of effecting the Reorganization. Immediately prior to the effective date of the Reorganization (as defined in the Plan), the New Fund will have outstanding only one share of beneficial interest of each New Series corresponding to the shares of each Current Series. The Current Fund will be the sole holder of the shares of beneficial interest. The Plan contemplates that the directors serving at the time of the Reorganization will serve as the trustees of the New Fund, with comparable responsibilities. The officers of the Current Fund will become officers of the New Fund with comparable responsibilities. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to the Current Fund, the New Fund, or the holders of shares of the Current Fund. (See "Federal and State Income Tax Consequences of the Plan.")

To accomplish the Reorganization, the Plan provides that the Current Fund will transfer all of the assets of the Current Series, subject to its related liabilities, to the New Fund and to each of its corresponding New Series. The New Fund will establish an account for each shareholder and will credit to that account the exact number of full and fractional shares of the New Series that such shareholder previously held in the corresponding Current Series on the effective date of the Reorganization. Each shareholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Current Series that he or she owned. On the date of the Reorganization, the net asset value per share of each Current Series will be the same as the net asset value per share of its corresponding New Series. The New Fund will assume all liabilities and obligations of the Current Fund. As soon as practicable after the effective date of the Reorganization, the Current Fund will be dissolved and its existence terminated.

On the effective date of the Reorganization, each certificate representing shares of the Current Series will represent an identical number of shares of the corresponding New Series. Shareholders will have the right to exchange their certificates of the Current Fund for certificates of the New Fund. A shareholder, however, is not required to make this exchange of certificates.

The Plan provides that the effective date of the Reorganization will be (i) the next business day after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Current Fund at which the Plan will be considered, or (ii) such later date as the Current Fund and the New Fund may mutually agree. It is expected that this will be on ________________, 1999, or such earlier time as the Current Board deems advisable and in the best interests of the Current Fund and its shareholders. The Plan may be terminated and the Reorganization abandoned at any time prior to the effective date of the Reorganization by the Current Board. If the Reorganization is not so approved or if the Current Board determines to terminate or abandon the Reorganization, the Current Fund will continue to operate as a Maryland corporation.

Capitalization and Structure. The New Fund was established pursuant to an Agreement and Declaration of Trust ("Trust Document") under the laws of the State of Delaware. The New Fund is organized as a series company. The Trust Document permits the Trustees to issue an unlimited number of shares of beneficial interest, with no par value. The Board of Trustees of the New Fund has the power to divide such shares into an unlimited number of series or classes of beneficial interest without shareholder approval. The New Fund has designated the same number of series as the Current Fund. Each share of a New Series represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees.

Shares of the New Series have substantially the same dividend, redemption, voting, exchange and liquidation rights, and terms of conversion as the shares of the corresponding Current Series. Please see Exhibit K, "Comparison and Significant Differences For Delaware Business Trusts and Maryland Corporations." Shares of the Current Series and the corresponding New Series are fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.

Prior to the Reorganization, the New Fund will have nominal assets and no liabilities. The sole shareholder of the New Fund will be the Current Fund. Each New Series will have the same investment objective and policies as the Current Fund and its corresponding Current Series at the time of the Reorganization. (See the discussion under "Investment Policies and Restrictions" below.) The Current Adviser will provide investment management services to the New Series as it does to the Current Series. For the New Series that have sub-advisory arrangements, the Current Sub-Adviser will provide sub-advisory services to the New Series as it does to the Current Series. The New Fund will have the same fiscal year as the Current Fund.

Subsequent to the closing of the Reorganization, shares of the Current Series will be exchanged for an identical number of shares of the corresponding New Series. Thereafter, shares of the New Series will be available for issuance at their net asset value applicable at the time of sale. The New Fund will adopt the Current Fund's existing registration statement under the Securities Act of 1933 and the 1940 Act.

Effects of Shareholder Approval of the Reorganization. An investment company registered under the 1940 Act is required to: (1) submit the selection of the company's independent auditors to all shareholders for their ratification; (2) call a special meeting to elect directors (trustees) within 60 days if, at any time, less than one half of the directors (trustees) holding office have been elected by all shareholders; and (3) submit any proposed investment management agreement and sub-advisory agreement relating to a particular series of the investment company to the shareholders of that series for approval.

The Current Board believes that it is in the best interest of the shareholders of the Current Fund (who will become the shareholders of the New Fund if the Reorganization is approved) to avoid the considerable expense of another shareholders' meeting to obtain the shareholder approvals described above shortly after the closing of the Reorganization. The Current Board also believes that it is not in the best interest of the shareholders to carry out the Reorganization if the surviving New Fund would not have a Board of Trustees, independent auditors, and investment management agreements or sub-advisory agreements complying with the 1940 Act.

The Current Board will, therefore, consider approval of the Reorganization by the requisite vote of the shareholders of the Current Fund to constitute the approval of the Plan contained in Exhibit J, and also to constitute, for the purposes of the 1940 Act: (1) ratification of the independent auditors for the Current Fund at the time of the Reorganization as the New Fund's independent auditors (please see Proposal Six); (2) election of the Directors of the Current Fund who are in office at the time of the Reorganization as the trustees of the New Fund after the closing of the Reorganization (please see Proposal One); (3) approval by the shareholders of each Current Series of the investment management agreement between the New Fund on behalf of the New Series and the Current Adviser, which will be substantially identical to the agreement that is in place between the Current Fund and the Current Adviser for the corresponding Current Series on the effective date of the Reorganization (please see Proposal Four); and (4) for those Current Series subject to a sub-advisory agreement, approval by the shareholders of the Current Series of the sub-advisory agreement between the Current Adviser and the Current Sub-Adviser, which will be substantially identical to the agreement that is in place between the Current Adviser and the Current Sub-Adviser on the effective date of the Reorganization (please see Proposal Five).

The New Fund will issue a single share of each New Series to the Current Fund, and, assuming approval of the Reorganization by shareholders of the Current Fund, the officers of the Current Fund, prior to the Reorganization, will cause the Current Fund, as the sole shareholder of the New Fund, to vote such shares "FOR" the matters specified in the above paragraph. The Current Fund will then consider the requirements of the 1940 Act referred to above to have been satisfied.

The mailing address and telephone number of the principal executive offices of both the Current Fund and New Fund are 1818 Market Street, Philadelphia, PA 19103, and 1-800-523-1918, respectively.

Investment Policies and Restrictions. If the investment policies and restrictions for the Current Series as proposed and set forth in Proposal Two and Sub-Proposals 3A-3G are approved by the shareholders, the investment policies and restrictions of the corresponding New Series will be the policies and restrictions of the Current Series as amended by the provisions set forth in such Proposals. For each Current Series for which the investment policies and restrictions set forth in Proposal Two and Sub-Proposals 3A-3G are not approved, the investment policies and restrictions of the corresponding New Series after the Reorganization will be the investment policies and restrictions of that Current Series immediately prior to the Reorganization.

Investment Management Agreements. If the proposed new investment management agreement relating to the Current Series as proposed and described in Proposal Four (a "New Agreement") is approved by the shareholders of the Current Series, the terms of the investment management agreement for the corresponding New Series will be substantially identical to the New Agreement for the Current Series. For each Current Series for which the New Agreement described in Proposal Four is not approved, if any, the investment management agreement for the corresponding New Series will be substantially identical to the existing investment management agreement currently in place for that Current Series.

Sub-Advisory Agreements. For each Current Series with sub-advisory arrangements, if the proposed new sub-advisory agreement relating to the Current Series, as proposed and described in Proposal Five (a "New Sub-Advisory Agreement"), is approved by the shareholders of the Current Series, the terms of the sub-advisory agreement for the corresponding New Series will be substantially identical to the New Sub-Advisory Agreement for the Current Series. For each Current Series for which the New Sub-Advisory Agreement described in Proposal Five is not approved, if any, the sub-advisory agreement for the corresponding New Series will be substantially identical to the existing sub-advisory agreement currently in place for that Current Series.

Federal and State Income Tax Consequences of the Plan. It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Current Fund and the New Fund, that, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the exchange of assets of the Current Fund for the shares of the New Fund, the transfer of such shares to the holders of shares of the Current Fund, and the liquidation and dissolution of the Current Fund pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Current Fund, the New Fund, or shareholders of the Current Fund or the New Fund. A shareholder's adjusted basis for tax purposes in the shares of the New Fund after the exchange and transfer will be the same as his adjusted basis for tax purposes in the shares of the Current Fund immediately before the exchange. Each shareholder should consult his or her own tax adviser with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

Distribution Plans and Shareholder Servicing Arrangements. The New Fund will enter into agreements with DSC for transfer agency, dividend disbursing and shareholder servicing and fund accounting services that are substantially identical to the agreements currently in effect for the Current Fund for such services. Delaware Distributors, L.P. ("DDLP") will serve as the national distributor for the shares of the New Series under a separate distribution agreement between DDLP and the New Fund that is substantially identical to the distribution agreement currently in effect for the Current Series.

Requests for Redemption of the Current Fund. Any request to redeem shares of the Current Fund that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Current Fund. Any request to redeem shares of the Current Fund received or processed after the Reorganization will be treated as a request for the redemption of shares of the corresponding New Fund.

Expenses of the Reorganization. Because the Reorganization will benefit solely the Current Fund and its shareholders, the Current Board has authorized that the expenses incurred by the Current Fund in the Reorganization or arising out of the Reorganization shall be paid by the Current Fund, whether or not the Reorganization is approved by the shareholders.

Comparison of Legal Structures. A comparison of the Delaware Business Trust Act with the Maryland General Corporation Law, including a comparison of relevant provisions of the governing documents of the Current Fund and the New Fund, is included in Exhibit K, which is entitled "Comparison And Significant Differences For Delaware Business Trusts And Maryland Corporations."

Required Vote. The Plan and the transactions contemplated thereby, including the liquidation and dissolution of the Current Fund, requires the approval of a majority of all votes entitled to be cast.

The Current Board unanimously recommends that you vote FOR the Reorganization.

                                    EXHIBIT A

            OUTSTANDING SHARES AS OF RECORD DATE (December 21, 1998)

                                                                                  Shares Owned by Directors and Executive
                                                        Shares Outstanding on            Officers as a Group as of
                                                             Record Date*                     October 31, 1998
                                                        ----------------------    ---------------------------------------

Delaware Pooled Trust, Inc.

     The Aggregate Fixed Income Portfolio

     The Diversified Core Fixed Income Portfolio

     The Emerging Markets Portfolio

     The Global Equity Portfolio

     The Global Fixed-Income Portfolio

     The Growth & Income Portfolio

     The High-Yield Bond Portfolio

     The Intermediate Fixed-Income Portfolio

     The International Equity Portfolio

     The International Fixed-Income Portfolio

     The Labor Select International Equity Portfolio

     The Large Cap Value Equity Portfolio

     The Mid-Cap Growth Equity Portfolio (formerly
         The Aggressive Growth Portfolio)

     The Real Estate Investment Trust Portfolio II

     The Small-Cap Growth Equity Portfolio

     The Small/Mid-Cap Value Equity Portfolio

* The Shares outstanding on the record date included all shares purchased in transactions that have settled by the record date.

                                    EXHIBIT B

      SHAREHOLDERS OWNING 5% OR MORE OF A PORTFOLIO AS OF OCTOBER 31, 1998

                                                                                   Number of       Percent of       Percent of
                                                           Name and Address          Shares         Portfolio         Company
                                                           ----------------          ------         ---------         -------

Delaware Pooled Trust, Inc.

     The Aggregate Fixed Income Portfolio

     The Diversified Core Fixed Income Portfolio

     The Emerging Markets Portfolio

     The Global Equity Portfolio

     The Global Fixed-Income Portfolio

      The Growth & Income Portfolio

     The High-Yield Bond Portfolio

     The Intermediate Fixed-Income Portfolio

     The International Equity Portfolio

     The International Fixed-Income Portfolio

     The Labor Select International Equity Portfolio

     The Large Cap Value Equity Portfolio

     The Mid-Cap Growth Equity Portfolio (formerly
         The Aggressive Growth Portfolio)

     The Real Estate Investment Trust Portfolio II

     The Small-Cap Growth Equity Portfolio

     The Small/Mid-Cap Value Equity  Portfolio

                                    EXHIBIT C

                        EXECUTIVE OFFICERS OF THE COMPANY

David K. Downes (58) Executive Vice President, Chief Operating Officer, Chief Financial Officer of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Trustee of Delaware Management Business Trust; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.; President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International Holdings Ltd.; Chairman and Director of Delaware Management Trust Company; Chairman, Chief Executive Officer and Director of Retirement Financial Services, Inc. During the past five years, Mr. Downes has served in various executive capacities at different times in the Delaware Investments organization.

Richard G. Unruh (59) Executive Vice President of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc.; President of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Director of Delaware International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware Investments organization.

Paul E. Suckow (51) Executive Vice President/Chief Investment Officer, Fixed Income of each of the 34 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.; Executive Vice President and Director of Founders Holdings, Inc.; Executive Vice President of Delaware Capital Management, Inc.; Director of Founders CBO Corporation; Director of HYPPCO Finance Company Ltd. During the past five years, Mr. Suckow has served in various executive capacities at different times within the Delaware Investments organization.

Michael P. Bishof (36) Senior Vice President/Treasurer of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.; Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.; Senior Vice President and Assistant Treasurer of Founders CBO Corporation. Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY, from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY, from 1993 to 1994, and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY, from 1987 to 1993.

George M. Chamberlain, Jr. (51) Senior Vice President, Secretary and General Counsel of each of the 34 investment companies in the Delaware Investments family; Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.; Senior Vice President, Secretary and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Retirement Financial Services Inc., Delaware Capital Management, Inc., Delvoy, Inc. and Delaware Management Business Trust; Executive Vice President, Secretary and Director of Delaware Management Trust Company.

Joseph H. Hastings (48) Senior Vice President/Corporate Controller of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.; Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.; Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company; Senior Vice President/Assistant Treasurer of Founders CBO Corporation. During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware Investments organization.

Patrick P. Coyne (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and of the fixed-income funds in the Delaware Investments family. During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware Investments organization.

Mitchell L. Conery (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the fixed-income funds in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996, and a research analyst with CS First Boston from 1992 to 1995.

Paul A. Matlack (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and of the fixed-income funds in the Delaware Investments family; Vice President of Founders Holdings, Inc.; President and Director of Founders CBO Corporation. During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware Investments organization.

Gary A. Reed (43) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and Delaware Capital Management, Inc.; and an officer of the fixed-income funds in the Delaware Investments family. During the past five years, Mr. Reed has served in various capacities at different times within the Delaware Investments organization.

Babak Zenouzi (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the equity funds in the Delaware Investments family. During the past five years, Mr. Zenouzi has served in various capacities at different times within the Delaware Investments organization.

Gerald T. Nichols (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 23 investment companies in the Delaware Investments family and of Delaware Management Company, Inc.; Vice President of Founders Holdings, Inc.; Assistant Secretary, Treasurer and Director of Founders CBO Corporation. During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

Christopher S. Beck (40) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 10 investment companies in the Delaware Investments family and of Delaware Management Company, Inc. Before joining the Delaware Investments in 1997, Mr. Beck managed the small cap value fund for two years at Pitcairn Trust Company. Prior to 1995, he was Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund.

George H. Burwell (36)Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 8 investment companies in the Delaware Investments and of Delaware Management Company. Before joining Delaware Investments in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank, New Jersey. In addition, he was a security analyst for Balis & Zorn, New York and for First Fidelity Bank, New Jersey.

Robert L. Arnold (34) Vice President/Portfolio Manager Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), of 3 investment companies in the Delaware Group. During the past five years, Mr. Arnold has served in various capacities at different times within the Delaware organization.

Gerald S. Frey (52) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 8 investment companies in the Delaware Group and of Delaware Management Company, Inc. Before joining the Delaware Group in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

Roger A. Early (43) Vice President and Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and each of the tax-exempt and the fixed income funds in the Delaware Group and Delaware Management Company, Inc. Before joining The Delaware Group, Mr. Early was a portfolio manager for Federated Investment Counseling's fixed-income group, with over $1 billion in assets.

John B. Fields(52) Vice President and Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 10 equity investment companies in the Delaware Group and of Delaware Management Company, Inc. Before joining the Delaware Group in 1992, Mr. Fields served as a director of domestic equity risk management for Dupont, Wilmington, DE.

Paul Grillo(38) Vice President and Portfolio Manager of Income Funds, Inc. Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 12 investment companies in the Delaware Group. During the last five years, Mr. Grillo has served in various capacities at different times within the Delaware organization.

Cynthia I. Isom(44) Vice President and Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and 18 investment companies in the Delaware Investments family, Delaware Management Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust).

Frank X. Morris (37) Vice President and Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and Delaware Pooled Trust, Inc. Before joining the Delaware Group in 1997, he served as vice president and director of equity research at PNC asset Management. Mr. Morris is president of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts.

James F. Stanley (30) Vice President and Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and Delaware Pooled Trust, Inc. Before joining the Delaware Group in 1997, Mr. Stanley served as a senior managing equity analyst covering the chemical, building products, and housing industries at Dreyfus Corporation.

Paul Dokas (39) Vice President and Portfolio Manager of Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Pooled Trust, Inc and Delaware Group Foundation Funds. Before joining the Delaware Group in 1997, he was Director of Trust Investments for Bell Atlantic Corporation in Philadelphia.

                                    EXHIBIT D

                 SHAREHOLDINGS BY DIRECTORS AND NOMINEES IN THE
                DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998

                                                                                                    Percentage of
                              Company                                  Shares Owned              Fund/Company Owned
                              -------                                  ------------              ------------------
WAYNE A. STORK
     Delaware Group Equity Funds I, Inc.
      Devon Fund ................................................         65,720.574          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
      Decatur Income Fund........................................          1,125.446          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
      Small Cap Value Fund.......................................        142,009.027          Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
      Delchester Fund............................................        619,259.389          Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
      High-Yield Opportunities Fund..............................      1,091,608.340             ------/Less than 1%
     Delaware Group Government Fund, Inc.
      U.S. Government Fund........................................         5,322.055          Less than 1%/Less than 1%
     Delaware Group Cash Reserve, Inc. ..........................      3,760,011.960          Less than 1%/Less than 1%
     Delaware Group Tax-Free Money Fund, Inc.....................          1,081.950          Less than 1%/Less than 1%
     Delaware Group State Tax-Free Income Trust
      Tax-Free Pennsylvania Fund.................................        887,532.832                  ----/----
     Delaware Group Global & International Funds, Inc.
      International Equity Fund..................................         11,838.599          Less than 1%/Less than 1%
     Voyageur Mutual Funds III, Inc.
      Aggressive Growth Fund.....................................          9,273.539          Less than 1%/Less than 1%

JEFFREY J. NICK
     Delaware Group Equity Funds II, Inc.
     Decatur Total Return Fund...................................          1,270.806          Less than 1%/Less than 1%
     Delaware Group Cash Reserve, Inc............................         31,403.410          Less than 1%/Less than 1%
     Delaware Group State Tax-Free Income Trust
     Tax-Free New Jersey Fund ...................................         19,012.257                  ----/----
WALTER P. BABICH
     Delaware Group Cash Reserve, Inc............................          7,869.800          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
      Decatur Total Return Fund..................................          9,651.044          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
     Small Cap Value Fund........................................          4,314.040          Less than 1%/Less than 1%
     Voyageur Mutual Funds III, Inc.
      Aggressive Growth Fund.....................................          6,938.292          Less than 1%/Less than 1%

JOHN H. DURHAM
     Delaware Group Cash Reserve, Inc............................         63,271.060          Less than 1%/Less than 1%
     Delaware Pooled Trust, Inc.
      The Real Estate Investment Trust Portfolio.................          1,971.351          Less than 1%/Less than 1%

ANTHONY D. KNERR
     None



                                                                                                    Percentage of
                              Company                                  Shares Owned              Fund/Company Owned
                              -------                                  ------------              ------------------
ANN R. LEVEN
     Delaware Group Equity Funds I, Inc.
         Delaware Fund...........................................            750.665          Less than 1%/Less than 1%
     Delaware Group Equity Funds I, Inc.
         Devon Fund..............................................            254.789          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Income Fund.....................................          2,025.428          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Total Return Fund...............................          2,036.432          Less than 1%/Less than 1%
     Delaware Group Equity Funds III, Inc.
        Trend Fund...............................................          2,527.037          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
         Small Cap Value Fund....................................            994.566          Less than 1%/Less than 1%
     Delaware Group Global & International Funds, Inc.
         International Equity Fund...............................          1,174.926          Less than 1%/Less than 1%

W. THACHER LONGSTRETH
     Delaware Group Equity Funds I, Inc.
         Delaware Fund ..........................................         40,815.95           Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Income Fund.....................................         67,652.453          Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Total Return Fund...............................          4,161.893          Less than 1%/Less than 1%
     Delaware Group Equity Funds III, Inc.
         Trend Fund..............................................          5,296.988          Less than 1%/Less than 1%
     Delaware Group Equity Funds IV, Inc.
         DelCap Fund.............................................          1,942.898          Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
         Small Cap Value Fund....................................            934.814          Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
         Delchester Fund.........................................         60,197.084          Less than 1%/Less than 1%
     Delaware Group Government Fund, Inc.
         U.S. Government Fund......................................           96.057          Less than 1%/Less than 1%
     Delaware Group Limited-Term Government Funds, Inc.
         U.S. Government Money Fund..............................             90.100          Less than 1%/Less than 1%
     Delaware Group Limited-Term Government Funds, Inc.
         Limited-Term Government Fund............................         25,648.646          Less than 1%/Less than 1%
     Delaware Group Cash Reserve, Inc............................         40,105.860          Less than 1%/Less than 1%
     Delaware Group Tax-Free Fund, Inc.
         Tax-Free USA Fund.......................................         40,050.721          Less than 1%/Less than 1%
     Delaware Group State Tax-Free Income Trust
         Tax-Free Pennsylvania Fund..............................            221.143          Less than 1%/Less than 1%
     Delaware Group Tax-Free Money Fund, Inc.....................            470.830          Less than 1%/Less than 1%

                                      D-2


                                                                                                    Percentage of
                              Company                                  Shares Owned              Fund/Company Owned
                              -------                                  ------------              ------------------
THOMAS F. MADISON
     Delaware Group Equity Funds I, Inc.
         Devon Fund...............................................           246.327         Less than 1%/Less than 1%
     Delaware Group Global & International Funds, Inc.
         International Equity Fund................................           159.373         Less than 1%/Less than 1%
     Voyageur Mutual Funds III, Inc.
         Aggressive Growth Fund...................................           132.162         Less than 1%/Less than 1%

CHARLES E. PECK
     Delaware Group Equity Funds I, Inc.
         Delaware Fund............................................        16,151.178         Less than 1%/Less than 1%
     Delaware Group Equity Funds I, Inc.
         Devon Fund...............................................        12,876.107         Less than 1%/Less than 1%
     Delaware Group Equity Funds II, Inc.
         Decatur Total Return Fund................................         9,633.481         Less than 1%/Less than 1%
     Delaware Group Equity Funds III, Inc.
         Trend Fund...............................................        21,771.736         Less than 1%/Less than 1%
     Delaware Group Equity Funds IV, Inc.
         DelCap Fund..............................................         7,583.990         Less than 1%/Less than 1%
     Delaware Group Equity Funds V, Inc.
         Small Cap Value Fund.....................................         7,248.518         Less than 1%/Less than 1%
      Delaware Group Adviser Funds, Inc.
         U.S. Growth Fund.........................................        17,898.466         Less than 1%/Less than 1%
     Delaware Group Income Funds, Inc.
         Delchester Fund..........................................        67,477.705         Less than 1%/Less than 1%
     Delaware Group Limited-Term Government Funds, Inc.
         Limited-Term Government Fund.............................        16,939.372         Less than 1%/Less than 1%
     Delaware Group Global & International Funds, Inc.
         International Equity Fund................................         8,691.150         Less than 1%/Less than 1%


                                    EXHIBIT E

              LISTS OF CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                Table of Contents


Delaware Pooled Trust Inc.
     The Aggregate Fixed Income Portfolio................................................................................E2
     The Diversified Core Fixed Income Portfolio.........................................................................E2
     The Emerging Markets Portfolio......................................................................................E2
     The Global Equity Portfolio.........................................................................................E4
     The Global Fixed-Income Portfolio...................................................................................E6
     The High-Yield Bond Portfolio.......................................................................................E8
     The Intermediate Fixed-Income Portfolio.............................................................................E6
     The International Equity Portfolio..................................................................................E6
     The International Fixed-Income Portfolio...........................................................................E10
     The Large Cap Value Equity Portfolio................................................................................E6
     The Mid-Cap Growth Equity Portfolio (formerly The Aggressive Growth Portfolio).....................................E12
     The Real Estate Investment Trust Portfolio II......................................................................E10
     The Small/Mid-Cap Value Equity Portfolio............................................................................E2


                      The Aggregate Fixed Income Portfolio
                   The Diversified Core Fixed Income Portfolio
                         The Emerging Markets Portfolio
                    The Small/Mid-Cap Value Equity Portfolio

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Fund shall not as to 75% of its total assets,
                              invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S.
                              government, its agencies or instrumentalities).

Concentration                 The Fund shall not invest 25% or more of its total
                              assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Borrowing*                    The Fund shall not borrow money or issue senior
                              securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof.
                              Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           See "Borrowing."

Underwriting                  The Fund shall not engage in underwriting of
                              securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities
                              Act of 1933. No limit is placed on the proportion of a Fund's assets which may be invested in such securities.

Real Estate                   The Fund shall not purchase or sell real estate;
                              provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Commodities                   The Portfolio shall not purchase or sell physical
                              commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

Lending The Portfolio shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Options                       See "Borrowing."

Futures                       See "Commodities."

Unseasoned Issuers            None.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.

                           The Global Equity Portfolio

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Portfolio shall not, as to 75% of its
                              respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Concentration                 The Portfolio shall not invest 25% or more of its
                              total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Borrowing*                    The Portfolio shall not borrow money or issue
                              senior securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof.
                              Subject to the foregoing, the Portfolio may engage in short sales, purchase securities on margin, and write put and call options.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           See "Borrowing."

Underwriting                  The Portfolio shall not engage in underwriting of
                              securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.

Real Estate                   The Portfolio shall not purchase or sell real
                              estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Commodities                   The Portfolio shall not purchase or sell physical
                              commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

Lending The Portfolio shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

Illiquid Securities           The Portfolio shall not invest more than 10% of
                              its respective total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

Investment Companies          The Portfolio shall not invest in securities of
                              other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the Investment Company
                              Act of 1940.

Control or Management         The Portfolio shall not purchase more than 10% of
                              the outstanding voting securities of any issuer,
                              or invest in companies for the purpose of
                              exercising control or management.
----------
*These activities will be covered by the proposed standard restriction concering Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Options The Portfolio shall not write, purchase or sell options, puts, calls or combinations thereof with respect to securities.

Futures                       See "Commodities."

Unseasoned Issuers            The Portfolio shall not invest more than 5% of the
                              value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants                      None.

Holdings by Affiliates        None.

Oil or Gas                    None.

Miscellaneous                 None.

                        The Global Fixed Income Portfolio
                       The International Equity Portfolio
                     The Intermediate Fixed-Income Portfolio
                      The Large-Cap Value Equity Portfolio

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Portfolio shall not as to 75% of its
                              respective total assets, (50% for Global Fixed
                              Income) invest more than 5% of its respective total assets in the securities of any one issuer
                              (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Concentration                 The Portfolio shall not make any investment which
                              would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Portfolio shall not borrow money, except as a
                              temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including
                              Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                              300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing.
                              The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities as defined in the Investment Company Act of 1940 except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Portfolio shall not make short sales of
                              securities, or purchase securities on margin.

Underwriting                  The Portfolio shall not engage in the underwriting
                              of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Portfolio shall not purchase or sell real
                              estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

Commodities                   The Portfolio shall not purchase or sell
                              commodities or commodity contracts.

Lending The Portfolio shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           The Portfolio shall not invest more than 10% of
                              its total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

----------
*These activities will be covered by the proposed standard restriction concering Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Investment Companies          The Portfolio shall not invest in securities of
                              other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the Investment Company
                              Act of 1940.

Control or Management         The Portfolio shall not purchase more than 10% of
                              the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

Options The Portfolio shall not write, purchase or sell options, puts, calls or combinations thereof with respect to securities.

Futures The Portfolio shall not enter into futures contracts or options thereon.

Unseasoned Issuers            The Portfolio shall not invest more than 5% of the
                              value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants The Portfolio shall not in addition to the restrictions set forth above, in connection with the qualification of the Portfolio's shares for sale in certain states, invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

Holdings by Affiliates        The Portfolio shall not purchase or retain the
                              securities of any issuer which has an officer, director or security holder who is a director or officer of Delaware Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Delaware Pooled
                              Trust, Inc. and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.

Oil or Gas                    The Portfolio shall not invest in interests in
                              oil, gas and other mineral leases or other mineral exploration or development programs.

Miscellaneous                 None.

                          The High-Yield Bond Portfolio

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Portfolio shall not, as to 75% of its
                              respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Concentration                 The Portfolio shall not make any investment which
                              would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Portfolio shall not borrow money, except as a
                              temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including
                              Sunday or holidays) or such longer period as the Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Portfolio shall not make short sales of
                              securities, or purchase securities on margin.

Underwriting                  The Portfolio shall not engage in the underwriting
                              of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Portfolio shall not purchase or sell real
                              estate or real estate limited partnerships, but this shall not otherwise prevent the Portfolio from investing in securities secured by real estate or interests therein.

Commodities                   The Portfolio shall not purchase or sell
                              commodities or commodity contracts.

Lending The Portfolio shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           None.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Investment Companies          None.
Control or Management         None.

Options                       None.

Futures The Portfolio shall not enter into futures contracts or options thereon.

Unseasoned Issuers            None.

Warrants The Portfolio shall not in addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

Holdings by Affiliates        The Portfolio shall not purchase or retain the
                              securities of any issuer which has an officer, director or security holder who is a director or officer of Delaware Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Delaware Pooled
                              Trust, Inc. and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.

Oil or Gas                    The Portfolio shall not invest in interests in
                              oil, gas and other mineral leases or other mineral exploration or development programs.

Miscellaneous                 None.

                    The International Fixed Income Portfolio
                  The Real Estate Investment Trust Portfolio II

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               None.

Concentration                 The Portfolio shall not make any investment which
                              would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry except that the Real Estate Investment
                              Trust Portfolios shall invest in excess of 25% of its total assets in securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Borrowing*                    The Portfolio shall not borrow money, except as a
                              temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including
                              Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                              300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing.
                              The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Portfolio shall not make short sales of
                              securities, or purchase securities on margin. The
                              Portfolio may satisfy margin requirements with respect to futures transactions.

Underwriting                  The Portfolio shall not engage in the underwriting
                              of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Portfolio shall not purchase or sell real
                              estate or real estate limited partnerships, but this shall not otherwise prevent the Portfolio from investing in securities secured by real estate or interests therein, except that the Real
                              Estate Investment Trust Portfolios may each own real estate directly as a result of a default on securities the Portfolio owns.

Commodities                   The Portfolio shall not purchase or sell
                              commodities or commodity contracts. The Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related prospectus subject to the investment restrictions listed under
                              "Futures."

Lending The Portfolio shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------


Illiquid Securities           None.

Investment Companies          None.

Control or Management         None.

Options                       None.

Futures The Portfolio may enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

                              See also "Short Sales/Margin" and "Commodities."

Unseasoned Issuers            None.

Warrants The Portfolio shall not in addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

Holdings by Affiliates        The Portfolio shall not purchase or retain the
                              securities of any issuer which has an officer, director or security holder who is a director or officer of Delaware Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Delaware Pooled
                              Trust, Inc. and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.

Oil or Gas                    The Portfolio shall not invest in interests in
                              oil, gas and other mineral leases or other mineral exploration or development programs.

Miscellaneous                 None.

                      The Mid-Cap Growth Equity Portfolio
                   (formerly The Aggressive Growth Portfolio)

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Diversification               The Portfolio shall not, as to 75% of its
                              respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Concentration                 The Portfolio shall not make any investment which
                              would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                              government, its agencies or instrumentalities.

Borrowing*                    The Portfolio shall not borrow money, except as a
                              temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including
                              Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                              300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing.
                              The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

Issuing Senior Securities*    See "Borrowing."

Short Sales/Margin*           The Portfolio shall not make short sales of
                              securities, or purchase securities on margin, except that the Portfolio may satisfy margin requirements with respect to futures transactions.

Underwriting                  The Portfolio shall not engage in the underwriting
                              of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

Real Estate                   The Portfolio shall not purchase or sell real
                              estate or real estate limited partnerships, but this shall not otherwise prevent the Portfolio from investing in securities secured by real estate or interests therein.

Commodities                   The Portfolio shall not purchase or sell
                              commodities or commodity contracts, except that the Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related Prospectus, subject to the investment restrictions under "Futures."

Lending The Portfolio shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

Illiquid Securities           The Portfolio shall not invest more than 10% of
                              its total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

----------
*These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Investment Companies          The Portfolio shall not invest in securities of
                              other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the Investment Company
                              Act of 1940.

Control or Management         The Portfolio shall not purchase more than 10% of
                              the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

Options The Portfolio shall not write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that the Portfolio may: (a) write covered call options with respect to any or all parts of its portfolio securities;
                              (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

Futures The Portfolio shall not enter into futures contracts or options thereon, except that the Portfolio may enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

Unseasoned Issuers            The Portfolio shall not invest more than 5% of the
                              value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Warrants The Portfolio shall not in addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.


Holdings by Affiliates        The Portfolio shall not purchase or retain the
                              securities of any issuer which has an officer, director or security holder who is a director or officer of Delaware Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Delaware Pooled
                              Trust, Inc. and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.

Category                      Current Fundamental Investment Restriction
--------                      ------------------------------------------

Oil or Gas                    The Portfolio shall not invest in interests in
                              oil, gas and other mineral leases or other mineral explorations or development programs.

Miscellaneous                 None.

                                    EXHIBIT F
    INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS


-------------------------------------------------------------------------------------------------------





                                                                                           Current
                                                                                       Management (or
                                                                          Asset         Sub-Advisory)
                                            Investment                   Size as       Fee Rate Based
                                            Manager or       Date of       of         On Average Daily
 Delaware Pooled Trust, Inc. Portfolios    Sub-Adviser      Agreement   10/31/98         Net Assets
-------------------------------------------------------------------------------------------------------

The Aggregate Fixed Income Portfolio      Delaware        12/24/97(1)                 0.40% per year
                                          Management
                                          Company, Inc.
                                          ("DMC")
-------------------------------------------------------------------------------------------------------

The Diversified Core Fixed Income         DMC             12/24/97(1)                 0.43% per year
Portfolio
  (Investment Management)
-------------------------------------------------------------------------------------------------------

The Diversified Core Fixed Income         Delaware        12/24/97(1)                 Fee equal to
Portfolio                                 International                               portion of
(Sub-Advisory)                            Advisers Ltd.                               management fee
                                          ("DIAL")                                    attributable to
                                                                                      foreign
                                                                                      investments.
-------------------------------------------------------------------------------------------------------

The Emerging Markets Portfolio            DIAL            4/14/97(2)                  1.20% per year

-------------------------------------------------------------------------------------------------------
The Global Equity Portfolio
(Investment Management)                   DIAL            10/14/97(3)                 0.75% per year

-------------------------------------------------------------------------------------------------------
The Global Equity Portfolio
(Sub-Advisory)                            DMC             10/14/97(3)                 50% of
                                                                                      management fee
                                                                                      paid to DIAL
-------------------------------------------------------------------------------------------------------

The Global Fixed-Income Portfolio         DIAL            4/3/95(4)                   0.50% per year
                                                                                      less directors'
                                                                                      fees

-------------------------------------------------------------------------------------------------------

The Growth & Income Portfolio
-------------------------------------------------------------------------------------------------------

The High-Yield Bond Portfolio             DMC             11/29/95(5)                 0.45% per year
-------------------------------------------------------------------------------------------------------

The Intermediate Fixed-Income Portfolio   DMC             4/3/95(4)                   0.40% per year
                                                                                      less directors'
                                                                                      fees
-------------------------------------------------------------------------------------------------------

The International Equity Portfolio        DIAL            4/3/95(1)                   0.75% per year
                                                                                      less directors'
                                                                                      fees


-----------------------------------------------------------------------------------------------------------------
                                                                         Management
                                                                         Fees that
                                             Proposed                    Would Have
                                            Management                    Been Due
                                                (or                      During The                  Servicing
                                           Sub-Advisory)   Management   Last Fiscal                 /Distribution
                                             Fee Rate       Fees Due     Year Under                  Fees Paid
                                             Based on        and/or       Proposed     Percentage   Last Fiscal
                                              Average     Waived Last    Management    Difference     Year to
                                             Daily Net    Fiscal Year     Fee Rate      Between      Affiliates
 Delaware Pooled Trust, Inc. Portfolios       Assets           A             B           A & B       of Manager
-----------------------------------------------------------------------------------------------------------------

The Aggregate Fixed Income Portfolio       No Change                    N/A           N/A



-----------------------------------------------------------------------------------------------------------------

The Diversified Core Fixed Income          No Change                    N/A           N/A
Portfolio
  (Investment Management)
-----------------------------------------------------------------------------------------------------------------

The Diversified Core Fixed Income          No Change                    N/A           N/A
Portfolio
(Sub-Advisory)



-----------------------------------------------------------------------------------------------------------------

The Emerging Markets Portfolio             1.00% per
                                           year
-----------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio
(Investment Management)                    No Change                    N/A           N/A

-----------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio
(Sub-Advisory)                             No Change                    N/A           N/A


-----------------------------------------------------------------------------------------------------------------

The Global Fixed-Income Portfolio          No Change                    N/A           N/A



-----------------------------------------------------------------------------------------------------------------

The Growth & Income Portfolio
-----------------------------------------------------------------------------------------------------------------

The High-Yield Bond Portfolio              No Change                    N/A           N/A
-----------------------------------------------------------------------------------------------------------------

The Intermediate Fixed-Income Portfolio    No Change                    N/A           N/A


-----------------------------------------------------------------------------------------------------------------

The International Equity Portfolio         No Change                    N/A           N/A


(1)  Last submitted to shareholders for initial approval on [December 24, 1997].

(2)  Last submitted to shareholders for initial approval on [April 14, 1997].

(3)  Last submitted to shareholders for initial approval on [October 14, 1997].

(4) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.

(5)  Last submitted to shareholder for initial approval on [November 29, 1995].

                                    EXHIBIT F
    INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS


-------------------------------------------------------------------------------------------------------





                                                                                           Current
                                                                                       Management (or
                                                                          Asset         Sub-Advisory)
                                            Investment                    Size as      Fee Rate Based
                                            Manager or       Date of        of        On Average Daily
 Delaware Pooled Trust, Inc. Portfolios    Sub-Adviser      Agreement    10/31/98        Net Assets
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

The International Fixed-Income Portfolio  DIAL            4/3/95(1)                   0.50% per year
--------------------------------------------------------------------------------------------------------

The Labor Select International Equity     DIAL            11/29/95(2)                 0.75% per year
Portfolio
--------------------------------------------------------------------------------------------------------

The Large Cap Value Equity Portfolio      DMC             4/3/95(1)                   0.55% per year
                                                                                      less directors'
                                                                                      fees
--------------------------------------------------------------------------------------------------------

The Mid-Cap Growth Equity Portfolio       DMC             4/3/95(1)                   0.80% per year
(formerly The Aggressive Growth
Portfolio)
--------------------------------------------------------------------------------------------------------

The Real Estate Investment Trust          DMC             10/14/97(3)                 0.75% per year
Portfolio II
  (Investment Management)
--------------------------------------------------------------------------------------------------------

The Real Estate Investment Trust          Lincoln         10/14/97(3)                 30% of
Portfolio II                              Investment                                  management fee
(Sub-Advisory)                            Management,                                 paid to DMC
                                          Inc.
--------------------------------------------------------------------------------------------------------

The Small-Cap Growth Equity Portfolio
--------------------------------------------------------------------------------------------------------

The Small/Mid-Cap Value Equity Portfolio  DMC             11/29/95(2)                 0.65% per year
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                         Management
                                                                         Fees that
                                             Proposed                    Would Have
                                            Management                    Been Due
                                                (or                      During The                  Servicing
                                           Sub-Advisory)   Management   Last Fiscal                 /Distribution
                                             Fee Rate       Fees Due     Year Under                  Fees Paid
                                             Based on        and/or       Proposed     Percentage   Last Fiscal
                                              Average     Waived Last    Management    Difference     Year to
                                             Daily Net    Fiscal Year     Fee Rate      Between      Affiliates
 Delaware Pooled Trust, Inc. Portfolios       Assets           A             B           A & B       of Manager
-----------------------------------------------------------------------------------------------------------------

The International Fixed-Income Portfolio    No Change                    N/A           N/A
------------------------------------------------------------------------------------------------------------------

The Labor Select International Equity       No Change                    N/A           N/A
Portfolio
------------------------------------------------------------------------------------------------------------------

The Large Cap Value Equity Portfolio        No Change                    N/A           N/A


------------------------------------------------------------------------------------------------------------------

The Mid-Cap Growth Equity Portfolio         0.75% per
(formerly The Aggressive Growth             year
Portfolio)
------------------------------------------------------------------------------------------------------------------

The Real Estate Investment Trust            No Change                    N/A           N/A
Portfolio II
  (Investment Management)
------------------------------------------------------------------------------------------------------------------

The Real Estate Investment Trust            No Change                    N/A           N/A
Portfolio II
(Sub-Advisory)

------------------------------------------------------------------------------------------------------------------

The Small-Cap Growth Equity Portfolio
------------------------------------------------------------------------------------------------------------------

The Small/Mid-Cap Value Equity Portfolio    No Change                    N/A           N/A
------------------------------------------------------------------------------------------------------------------

(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.

(2)  Last submitted to shareholder for initial approval on [November 29, 1995].

(3)  Last submitted to shareholders for initial approval on [October 14, 1997].

                                    EXHIBIT G

               FUNDS SIMILARLY MANAGED BY THE INVESTMENT MANAGERS
                                AND SUB-ADVISERS


                              Domestic Equity Funds


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------    --------------        ------------------------   ------------------------------

Aggressive Growth Fund              DMC        $____________     1.00% per year                 0.75% on the first $500
                                                                                                million
                                                                                                0.70% on the next $500 million
                                                                                                0.65% on the next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year
                                                                                                0.65% on first $500 million
Blue Chip Fund                      DMC        $____________     0.65% on first $500 million    0.60% on next $500 million
(Investment Management)                                          0.625% on next $500 million    0.55% on next $1,500 million
                                                                 0.60% on assets in excess of   0.50% on assets in excess of
                                                                 $1,000 million; all per year   $2,500 million; all per year

Blue Chip Fund                      VGA        $____________     0.15% on average daily net     N/A
(Sub-Advisory)                                                   assets averaging one year
                                                                 old or less 0.20% on
                                                                 average daily net assets
                                                                 averaging two years old or
                                                                 less, but greater than
                                                                 one year old 0.35% on
                                                                 average daily net assets
                                                                 averaging over two years old;
                                                                 all per year

Capital Appreciation Fund           DMC        $____________     0.75% on first $500 million    0.75% on first $500 million
                                                                 0.725% on next $500 million    0.70% on next $500 million
                                                                 0.70% on assets in excess of   0.65% on next $1,500 million
                                                                 $1,000 million; all per year   0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Convertible Securities Series       DMC        $____________     0.75% per year                 0.75% on first $500 million
(Variable Annuity)                                                                              0.70% on next $500 million
                                                                                                0.65% on next 1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Decatur Income Fund                 DMC        $____________     0.60% on first $100 million    0.65% on first $500 million
                                                                 0.525% on next $150 million    0.60% on next $500 million
                                                                 0.50% on next $250 million     0.55% on next $1,500 million
                                                                 0.475% on assets in excess     0.50% on assets in excess of
                                                                 of $500 million; all per       $2,500 million; all per year
                                                                 year less directors' fees

Decatur Total Return Fund           DMC        $____________     0.60% on first $500 million    0.65% on first $500 million
                                                                 0.575% on next $250 million    0.60% on next $500 million
                                                                 0.55%  on assets in excess     0.55% on next 1,500 million
                                                                 of $750 million; all per       0.50% on assets in excess of
                                                                 year less directors' fees      $2,500 million; all per year

Decatur Total Return Series         DMC        $____________     0.60% per year less            0.65% on first $500 million
(Variable Annuity)                                               directors' fees                0.60% on next $500 million
                                                                                                0.55% on next 1,500 million
                                                                                                0.50% on assets in excess of
                                                                                                $2,500 million; all per year

* Investment Managers/Sub-Advisers:
         Delaware Management Company ("DMC")
         Delaware International Advisers Ltd. ("DIAL")
         Lincoln Investment Management, Inc. ("LIM"
         Voyageur Asset Management LLC ("VAM")
         Vantage Global Advisors, Inc. ("VGA")
         Lynch & Mayer, Inc. ("L&M")
         AIB Govett, Inc. ("AIBG")
*Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------    --------------        ------------------------   ------------------------------


Delaware Fund                       DMC        $____________     0.60% on first $100 million    0.65% on first $500 million
                                                                 0.525% on next $150 million    0.60% on next $500 million
                                                                 0.50% on next $250 million     0.55% on next $1,500 million
                                                                 0.475% on assets in excess     0.50% on assets in excess of
                                                                 of $500 million; all per year    $2,500 million; all per year
                                                                 less directors' fees

Delaware Series                     DMC        $____________     0.60% per year less            0.65% on first $500 million
(Variable Annuity)                                               directors' fees                0.60% on next $500 million
                                                                                                0.55% on next $1,500 million
                                                                                                0.50% on assets in excess of
                                                                                                $2,500; all per year

DelCap Fund                         DMC        $____________     0.75% per  year less           0.75% on first $500 million
                                                                 directors' fees                0.70% on next $500 million
                                                                                                0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

DelCap Series                       DMC        $____________     0.75% per  year less           0.75% on first $500 million
(Variable Annuity)                                               directors' fees                0.70% on next $500 million
                                                                                                0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Devon Fund                          DMC        $____________     0.60% on first $500 million    0.65% on first $500 million
                                                                 0.50% on assets in excess of   0.60% on next $500 million
                                                                 $500 million; all per year     0.55% on next $1,500 million
                                                                                                0.50% on assets in excess of
                                                                                                $2,500 million; all per year

Devon Series                        DMC        $____________     0.60% per year                 0.65% on first $500 million
                                                                                                0.60% on next $500 million
                                                                                                0.55% on next $1,500 million
                                                                                                0.50% on assets in excess of
                                                                                                $2,500 million; all per year

Diversified Value Fund              DMC        $____________     0.65% on first $500 million    N/A
                                                                 0.60% on next $500 million
                                                                 0.55% on next $1,500 million
                                                                 0.50% on assets in excess of
                                                                 $2,500 million; all per year

Growth Stock Fund                   DMC        $____________     1.00% per year                 0.65% on the first $500 million
(Investment Management)                                                                         0.60% on the next $500
                                                                                                million 0.55% on the next
                                                                                                $1,500 million 0.50% on
                                                                                                assets in excess of $2,500
                                                                                                million; all per year

Growth Stock Fund                   VAM        $____________     0.50% per year                 0.325% per year
(Sub-Advisory)

Mid Cap Value Fund                  DMC        $____________     0.75% on first $500 million    N/A
                                                                 0.70% on next $500 million
                                                                 0.65% on next $1,500 million
                                                                 0.60% on assets in excess of
                                                                 $2,500 million; all per year

The Real Estate Investment          DMC        $____________     0.75% per year                 0.75% on first $500 million
Trust Portfolio                                                                                 0.70% on next $500 million
(Investment Management)                                                                         0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year
* Investment Managers/Sub-Advisers:
         Delaware Management Company ("DMC")
         Delaware International Advisers Ltd. ("DIAL")
         Lincoln Investment Management, Inc. ("LIM"
         Voyageur Asset Management LLC ("VAM")
         Vantage Global Advisors, Inc. ("VGA")
         Lynch & Mayer, Inc. ("L&M")
         AIB Govett, Inc. ("AIBG")
*Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------    --------------        ------------------------   ------------------------------




The Real Estate Investment          LIM        $____________     30% of management fee paid     N/A
Trust Portfolio                                                  to DMC
(Sub-Advisory)

REIT Series                         DMC        $____________     0.75% on first $500 million    N/A
(Variable Annuity)                                               0.70% on next $500 million
(Investment Management)                                          0.65% on next $1,500 million
                                                                 0.60% on assets in excess of
                                                                 $2,500 million; all per year

REIT Series                         LIM        $____________     30% of management fee paid     N/A
(Variable Annuity)                                               to DMC
(Sub-Advisory)

Retirement Income Fund              DMC        $____________     0.65% on first $500 million    0.65% on first $500 million
                                                                 0.625% on next $500 million    0.60% on next $500 million
                                                                 0.60% on assets in excess of   0.55% on next $1,500 million
                                                                 $1,000; all per year           0.50% on assets in excess of
                                                                                                $2,500; all per year

Small Cap Contrarian Fund           DMC        $____________     0.75% on first $500 million    N/A
                                                                 0.70% on next $500 million
                                                                 0.65% on next $1,500 million
                                                                 0.60% on assets in excess of
                                                                 $2,500 million; all per year

Small Cap Value Fund                DMC        $____________     0.75% per year less            0.75% on first $500 million
                                                                 directors' fees                0.70% on next $500 million
                                                                                                0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Small Cap Value Series              DMC        $____________     0.75% per year                 0.75% on first $500 million
(Variable                                                                                       Annuity) 0.70% on next $500
                                                                                                million 0.65% on next $1,500
                                                                                                million 0.60% on assets in
                                                                                                excess of $2,500 million; all
                                                                                                per year

Social Awareness Fund               DMC        $____________     0.75% on first $500 million    0.75% on first $500 million
(Investment Management)                                          0.725% on next $500 million    0.70% on next $500 million
                                                                 0.70% on assets in excess of   0.65% on next $1,500 million
                                                                 $1,000; all per year           0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Social Awareness Fund               VGA        $____________     0.20% of average daily net     N/A
(Sub-Advisory)                                                   assets averaging one year
                                                                 old or less  0.25% of
                                                                 average daily  net assets
                                                                 averaging two  years old or
                                                                 less, but  greater than
                                                                 one year old  0.40% of
                                                                 average daily  net assets
                                                                 averaging over  two years old;
                                                                 all per year

Social Awareness Series             DMC        $____________     0.75% per year                 0.75% on first $500 million
(Variable Annuity)                                                                              0.70% on next $500 million
(Investment Management)                                                                         0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year
* Investment Managers/Sub-Advisers:
         Delaware Management Company ("DMC")
         Delaware International Advisers Ltd. ("DIAL")
         Lincoln Investment Management, Inc. ("LIM"
         Voyageur Asset Management LLC ("VAM")
         Vantage Global Advisors, Inc. ("VGA")
         Lynch & Mayer, Inc. ("L&M")
         AIB Govett, Inc. ("AIBG")
*Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------    --------------    ---------------------------   ------------------------------

Social Awareness Series             VGA        $____________     0.25% on first $20 million     N/A
(Variable Annuity)                                               0.35% on next $30 million
(Sub-Advisory)                                                   0.40% on assets in excess of
                                                                 $50 million; all per year

Tax-Efficient Equity Fund           DMC        $____________     0.75% on first $500 million    0.75% on first $500 million
                                                                 0.725% on next $500 million    0.70% on next $500 million
                                                                 0.70% on assets in excess of   0.65% on next $1,500 million
                                                                 $1,000 million; all per year   0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Trend Fund                          DMC        $____________     0.75% per year less            0.75% on first $500 million
                                                                 directors' fees                0.70% on next $500 million
                                                                                                0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Trend Series                        DMC        $____________     0.75% per year                 0.75% on first $500 million
(Variable Annuity)                                                                              0.70% on next $500 million
                                                                                                0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

U.S. Growth Fund                    DMC        $____________     0.70% per year                 0.65% on first $500 million
(Investment Management)                                                                         0.60% on next $500 million
                                                                                                0.55% on next $1,500 million
                                                                                                0.50% on assets in excess of
                                                                                                $2,500 million; all per year

U.S. Growth Fund                    L&M        $____________     0.40% per year                 N/A
(Sub-Advisory)

Growth and Income Fund of           VGA        $4,004,488,483    0.20% per year                 N/A
Lincoln Multi-Funds

Special Opportunities Fund of       VGA        $  885,491,436    0.20% per year                 N/A
Lincoln Multi-Funds

Social Awareness Fund of            VGA        $1,710,210,719    0.20% per year                 N/A
Lincoln Multi-Funds

Managed Fund of                     VGA        $  468,863,668    0.20% per year                 N/A
Lincoln Multi-Funds

Core Equity Fund of                 VGA        $  666,471,755    0.20% per year                 N/A
Lincoln Director Funds

Lincoln National                    LIM        $  107,643,507    0.875% per year                N/A
Convertible Securities Fund, Inc.

Lincoln National                    LIM        $  300,098,000    0.75% on first $200 million    N/A
Aggressive Growth                                                0.70% on next $200 million
Fund                                                             0.65% on assets in
                                                                 excess of $400 million;
                                                                 all per year

Lincoln National Capital            LIM        $  636,124,000    0.80% per year                 N/A
Appreciation Fund

Lincoln National Equity             LIM        $  945,271,000    0.95%                          N/A
Income Fund

Lincoln National Growth             LIM        $3,941,773,000    0.48% on first $200 million    N/A
& Income Fund                                                    0.40% on next $200 million
                                                                 0.30% on assets in excess
                                                                 of $400 million; all
                                                                 per year

Lincoln National                    LIM        $1,698,006,000    0.48% on first $200 million    N/A
Social Awareness                                                 0.40% on next $200 million
Fund                                                             0.30% on assets in excess
                                                                 of $400 million; all
                                                                 per year

Lincoln National                    LIM        $  844,084,000    0.48% on first $200 million    N/A
Special Opportunities                                            0.40% on next $200 million
Fund                                                             0.30% on assets in excess
                                                                 of $400 million; all
                                                                 per year

                         Domestic Fixed-Income Funds


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------    --------------    ---------------------------   ------------------------------


Corporate Bond Fund                 DMC        $____________     0.50% on first $500 million    N/A
                                                                 0.475% on next $500 million
                                                                 0.45% on next $1,500 million
                                                                 0.425% on assets in excess
                                                                 of $2,500 million; all per
                                                                 year

Delaware Group Dividend and         DMC        $____________     0.55% per year                 N/A
Income Fund, Inc.**

Delaware-Voyageur US                DMC        $____________     0.50% per year                 0.55% on first $500 million
Government Securities Fund                                                                      0.50% on next $500 million
(Investment Management)                                                                         0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

Delaware-Voyageur US                VAM        $____________     0.25% per year                 N/A
Government Securities Fund
(Sub-Advisory)

* Investment Managers/Sub-Advisers:
         Delaware Management Company ("DMC")
         Delaware International Advisers Ltd. ("DIAL")
         Lincoln Investment Management, Inc. ("LIM"
         Voyageur Asset Management LLC ("VAM")
         Vantage Global Advisors, Inc. ("VGA")
         Lynch & Mayer, Inc. ("L&M")
         AIB Govett, Inc. ("AIBG")
*Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.

                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------    --------------    ---------------------------   ------------------------------

Delchester Fund                     DMC        $____________     0.60% on first $500 million    0.65% on first  $500 million
                                                                 0.575% on next $250 million    0.60% on next $500 million
                                                                 0.55% on assets in excess of   0.55% on next $1,500 million
                                                                 $750 million; all per year     0.50% on assets in excess of
                                                                 less directors' fees           $2,500 million; all per year


Delchester Series                   DMC        $____________     0.60% per year less            0.65% on first $500 million
                                                                 directors' fees                0.60% on next $500 million
                                                                                                0.55% on next 1,500 million
                                                                                                0.50% on assets in excess of
                                                                                                $2,500 million; all per year

Extended Duration Bond Fund         DMC        $____________     0.55% on first $500 million    N/A
                                                                 0.50% on next $500, million
                                                                 0.45% on next $1,500 million
                                                                 0.425% on assets in excess
                                                                 of $2,500 million; all per
                                                                 year

High-Yield Opportunities Fund       DMC        $____________     0.65% on first $500 million    0.65% on first $500 million
                                                                 0.625% on next $500 million    0.60% on next $500 million
                                                                 0.60% on assets in excess of   0.55% on next $1,500 million
                                                                 $1,000 million; all per year   0.50% on assets in excess of
                                                                                                $2,500 million; all per year


Limited Term Government Fund        DMC        $____________     0.50% per year less            0.50% on first $500 million
                                                                 directors' fees                0.475% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $1,500 million; all per year

Strategic Income Fund               DMC        $____________     0.65% on first $500 million    0.65% on first $500 million
(Investment Management)                                          0.625% on next $500 million    0.60% on next $500 million
                                                                 0.60% on assets in excess of   0.55% on next $1,500 million
                                                                 $1,000 million; all per year   0.50% on assets in excess of
                                                                                                $2,500 million; all per year



Strategic Income Fund               DIAL       $____________     1/3 of management fees paid    N/A
(Sub-Advisory)                                                   to DMC

Strategic Income Series             DMC        $____________     0.65% per year                 0.65% on first $500 million
(Variable Annuity)                                                                              0.60% on the next $500 million
(Investment Management)                                                                         0.55% on the next $1,500
                                                                                                million; per year
                                                                                                0.50% on assets in excess of
                                                                                                $2,500 million; all per year

Strategic Income Series             DIAL       $____________     1/3 of management fees paid    N/A
(Variable Annuity)                                               to DMC
(Sub-Advisory)

U.S. Government Fund                DMC        $____________     0.60% per year less            0.55% on first $500 million
                                                                 directors' fees                0.50% on next $500 million
                                                                                                0.45% on next $1,500 million
                                                                                                0.425% on assets in excess of
                                                                                                $2,500 million; all per year

* Investment Managers/Sub-Advisers:
         Delaware Management Company ("DMC")
         Delaware International Advisers Ltd. ("DIAL")
         Lincoln Investment Management, Inc. ("LIM"
         Voyageur Asset Management LLC ("VAM")
         Vantage Global Advisors, Inc. ("VGA")
         Lynch & Mayer, Inc. ("L&M")
         AIB Govett, Inc. ("AIBG")
*Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.

                         Global and International Funds


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------    --------------    ---------------------------   ------------------------------


Delaware Group Global               DMC        $____________     0.70% per year                 N/A
Dividend and Income Fund,
Inc.
(Investment Management)

Delaware Group Global               DIAL       $____________     40% of management fees paid    N/A
Dividend and Income Fund,                                        to DMC
Inc.
(Sub-Advisory)

Emerging Markets Fund               DIAL       $____________     1.25% per year                 1.25% on first $500 million
                                                                                                1.20% on next $500 million
                                                                                                1.15% on next $1,500 million
                                                                                                1.10% on assets in excess of
                                                                                                $3,500 million; all per year

Emerging Markets Series             DIAL       $____________     1.25% per year                 1.25% on first $500 million
(Variable Annuity)                                                                              1.20% on next $500 million
                                                                                                1.15% on next 1,500 million
                                                                                                1.10% on assets in excess of
                                                                                                $2,500 million; all per year


Global Equity Fund (f/k/a           DIAL       $____________     0.75% per year less            0.85% on first $500 million
Global Assets Series)                                            directors' fees                0.80% on next $500 million
(Investment Management)                                                                         0.75% on next 1,500 million
                                                                                                0.70% on assets in excess of
                                                                                                $2,500 million; all per year

Global Equity Fund (f/k/a           DMC        $____________     25% of fees paid to DIAL       N/A
Global Assets Series)
(Sub-Advisory)

Global Bond Fund                    DIAL       $____________     0.75% per year less            0.75% on first $500 million
                                                                 directors' fees                0.70% on next $500 million
                                                                                                0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Global Bond Series                  DIAL       $____________     0.75% per year                 0.75% on first $500 million
(Variable Annuity)                                                                              0.70% on next $500 million
                                                                                                0.65% on next $1,500 million
                                                                                                0.60% on assets in excess of
                                                                                                $2,500 million; all per year

Global Opportunities Fund           DIAL       $____________     0.80% per year                 0.85% on first $500 million
(f/k/a Global Equity Series)                                                                    0.80% on next $500 million
(Investment Management)                                                                         0.75% on next 1,500 million
                                                                                                0.70% on assets in excess of
                                                                                                $2,500 million; all per year

Global Opportunities Fund           DMC        $____________     50% of fees paid to DIAL       N/A
(f/k/a Global Equity Series)
(Sub-Advisory)

* Investment Managers/Sub-Advisers:
         Delaware Management Company ("DMC")
         Delaware International Advisers Ltd. ("DIAL")
         Lincoln Investment Management, Inc. ("LIM"
         Voyageur Asset Management LLC ("VAM")
         Vantage Global Advisors, Inc. ("VGA")
         Lynch & Mayer, Inc. ("L&M")
         AIB Govett, Inc. ("AIBG")
*Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.


                                 Investment                         Current Management (or         Proposed Management (or
                                 Manager or    Asset Size        Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
            Fund                Sub-Adviser*   as of 10/31/98    On Average Daily Net Assets    on Average Daily Net Assets
            ----                -----------    --------------    ---------------------------   ------------------------------


International Equity Fund           DIAL       $____________     0.75% per year less            0.85% on first $500 million
                                                                 directors' fees                0.80% on next $500 million
                                                                                                0.75% on next $1,500 million
                                                                                                0.70% on assets in excess of
                                                                                                $2,500 million; all per year

International Equity Series         DIAL       $____________     0.75% per year less            0.85% on first $500 million
(Variable Annuity)                                               directors' fees                0.80% on next $500 million
                                                                                                0.75% on next 1,500 million
                                                                                                0.70% on assets in excess of
                                                                                                $2,500 million; all per year

International Small Cap Fund        DIAL       $____________     1.25% per year                 1.25% on first $500 million
                                                                                                1.20% on next $500 million
                                                                                                1.15% on next $1,500 million
                                                                                                1.10% on assets in excess of
                                                                                                $3,500 million; all per year

Latin America Fund                  DIAL       $____________     1.25% per year                 N/A

New Europe Fund                     DIAL       $____________     1.25% per year                 N/A

New Pacific Fund                    DMC        $____________     0.80% per  year                0.85% on first $500 million
(Investment Management)                                                                         0.80% on next $500 million
                                                                                                0.75% on next $1,500 million
                                                                                                0.70% on assets in excess of
                                                                                                $2,500 million; all per year

New Pacific Fund                    AIBG       $____________     0.50%  per year                N/A
(Sub-Advisory)

Overseas Equity Fund                DMC        $____________     1.00% per year                 0.85% on first $500 million
(Investment Management)                                                                         0.80% on next $500 million
                                                                                                0.75% on next $1,500 million
                                                                                                0.70% on assets in excess of
                                                                                                $2,500 million; all per year

Overseas Equity Fund                DIAL       $____________     80% of fees paid to DMC        N/A
(Sub-Advisory)



* Investment Managers/Sub-Advisers:
         Delaware Management Company ("DMC")
         Delaware International Advisers Ltd. ("DIAL")
         Lincoln Investment Management, Inc. ("LIM"
         Voyageur Asset Management LLC ("VAM")
         Vantage Global Advisors, Inc. ("VGA")
         Lynch & Mayer, Inc. ("L&M")
         AIB Govett, Inc. ("AIBG")
*Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.

                                    EXHIBIT H

                     FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, made by and between [REGISTRANT], a[____________] ("Fund") on behalf of the [Portfolio] ("Series"), and [MANAGER NAME] , a ________________] ("Investment Manager").

                                   WITNESSETH:

WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and is currently comprised of [_] series, including the Series; as a separate series of the Fund, each series engages in the business of investing and reinvesting its assets in securities, and

WHEREAS, the Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

WHEREAS, the Fund on behalf of the Series and the Investment Manager desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Series' assets and to administer its affairs, subject to the direction of the Fund's Board and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Series and shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of the Fund with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

     2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of any of the investment companies within the Delaware Investments family (including the Fund). Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to any Sub-Adviser, as defined in Paragraph 5 hereof, or to any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which Delaware Management Company is investment manager, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board and officers of the Fund, the Investment Manager may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Fund and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or any Sub-Adviser, as defined in Paragraph 5 hereof, exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Series' assets, a fee based on the average daily net assets of the Series during the month. Such fee shall be calculated in accordance with the following schedule:

              Monthly          Annual Rate              Average Daily Net Assets
              -------          -----------              ------------------------

     If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for the Series for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Series. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     7. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Fund's investment adviser, other mutual funds as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

     9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     10. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers as of the day of , 19 .

[MANAGER NAME]                                [REGISTRANT NAME]


                                              for the [SERIES NAME]


By:_____________________________
Name:___________________________
Title:__________________________

                                                     By:_______________________
                                                     Name:_____________________
                                                     Title:____________________

Attest:_________________________
Name:___________________________
Title:__________________________

                                                     Attest:___________________
                                                     Name:_____________________
                                                     Title:____________________

                                 EXHIBIT I

                         FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT, made by and between [MANAGER NAME] ("Investment Manager"), and [SUB-ADVISER NAME] ("Sub-Adviser").

                                   WITNESSETH:

WHEREAS, [REGISTRANT NAME], a [______________] ("Fund"), has been organized and operates as an investment company registered under the Investment Company Act of 1940 and engages in the business of investing and reinvesting its assets in securities, and

WHEREAS, the Investment Manager and the Fund on behalf of the [Portfolio] ("Series") have entered into an agreement of even date herewith ("Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Fund on behalf of the Series; and

WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Fund on behalf of the Series; and

WHEREAS, the Investment Manager and the Sub-Adviser are registered Investment Advisers under the Investment Advisers Act of 1940 and engage in the business of providing investment management services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Investment Manager hereby employs the Sub-Adviser, subject always to the Investment Manager's control and supervision, to manage the investment and reinvestment of that portion of the Series' assets as the Investment Manager shall designate from time to time and to furnish the Investment Manager with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to securities in which the Series may invest, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Series with respect to that portion of the Series' assets designated by the Investment Manager, shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of the Fund with such information and reports regarding its activities as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request in the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Investment Manager and of the Board of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations consistent with the provisions of Section 15(c) of the Investment Company Act of 1940.

     2. Under the terms of the Investment Management Agreement, the Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Without limiting the foregoing, except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, the Sub-Adviser shall have no responsibility for record maintenance and preservation obligations under Section 31 of the Investment Company Act of 1940.

     Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds which have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Directors, officers and/or employees of the Fund, shall not receive any compensation from the Fund for acting in such dual capacity.

     In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Fund, the Investment Manager and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

     3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Sub-Adviser will place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to the Sub-Adviser or to any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the Funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board and officers of the Fund, the Sub-Adviser may ask the Fund and the Fund may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.

     4. As compensation for the services to be rendered to the Fund for the benefit of the Series by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a monthly fee equal to [ %] of the fee paid to the Investment Manager under the terms of the Investment Management Agreement.

     If this Agreement is terminated prior to the end of any calendar month, the Sub-Advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     5. The services to be rendered by the Sub-Adviser to the Fund for the benefit of the Series under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby; provided, however, except for advisory arrangements implemented prior to the date of this Agreement, during the term of this Agreement, the Sub-Adviser, will not, without the written consent of the Investment Manager, which consent will not be unreasonably withheld, render investment company (or portfolio thereof) which the Investment manger reasonably determines would be in competition with and which has investment policies similar to those of the Portfolio.

     6. Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

     The Investment Manager agrees that it shall not use the Sub-Adviser's name or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Series' shareholders, without the prior written consent of the Sub-Adviser.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as Sub-Adviser to the Fund, the Sub-Adviser shall not be subject to liability to the Fund, to the Investment Manager or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Investment Manager or the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Fund's intention to do so, in the case of the Fund pursuant to action by the Board of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Investment Manager and the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

     9. This Agreement shall extend to and bind the successors of the parties hereto.

     10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly authorized officers as of the day of [_____________], [______].


                                    [MANAGER NAME]


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    Attest:_____________________________________


                                    [SUB-ADVISER NAME]

                                    By:_________________________________________
                                    Name:
                                    Title:


                                    Attest:_____________________________________


Agreed to and accepted as of the day and year first above written:

                                    [REGISTRANT NAME]
                                        on behalf of the [SERIES NAME]

                                    By:________________________________________
                                                       Chairman


                                    Attest:_____________________________________

                                    EXHIBIT J

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                  This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ______________, 1998 by and between Delaware Pooled Trust, a Delaware business trust ("Fund"), and Delaware Pooled Trust, Inc., a Maryland corporation ("Corporation") (the Fund and the Corporation are hereinafter collectively referred to as the "parties").
                  In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

         1.       Plan of Reorganization.

                  (a) Upon satisfaction of the conditions precedent described in
Section 3 hereof, the Corporation will convey, transfer and deliver to the Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Corporation's then-existing assets, the assets belonging to each series of the Corporation to be conveyed, transferred and delivered to the corresponding series of the Fund. In consideration thereof, the Fund agrees at the Closing (1) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Corporation's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to each series of the Corporation to become the obligations and liabilities of the corresponding series of the Fund, and (2) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, $.01 par value, of each of the Fund's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are individually and collectively referred to as "Series of the Fund" and the classes are individually referred to as a "Class of the Fund" and collectively as "Classes of the Fund"), equal in number to the number of full and fractional shares of common stock, ______ par value, of, respectively, each of the Corporation's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are referred to individually and collectively as "Series of the Corporation" and the classes are referred to individually as a "Class of the Corporation" and collectively as "Classes of the Corporation") outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

                  (b) In order to effect such delivery, the Fund will establish an open account for each shareholder of each Series of the Corporation and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of such Series and Class of the Fund equal to the number of full and fractional shares such shareholder holds in the corresponding Series and Class of the Corporation at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of each Class of the Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each Class of the Fund shall be deemed to be the same as the net asset value per share of the corresponding Class of the Corporation at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of a Series and Class of the Corporation will represent the same number of shares of the corresponding Series and Class of the Fund. Each shareholder of the Corporation will have the right to exchange his (her) share certificates for share certificates of the Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Series and Classes of the Fund to the shareholders of record of the Corporation, the shares of the Series and Classes of the Corporation held by such shareholder shall be cancelled.

                  (c) As soon as practicable after the Effective Date of the Reorganization, the Corporation shall take all necessary steps under Maryland law to effect a complete dissolution of the Corporation.

         2.       Closing and Effective Date of the Reorganization.

                  The Closing shall consist of (i) the conveyance, transfer and delivery of the Corporation's assets to the Fund, in exchange for the assumption and payment by the Fund of the Corporation's liabilities; and (ii) the issuance and delivery of the Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Corporation at which this Agreement will be considered or
(b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

         3.       Conditions Precedent.

                  The obligations of the Corporation and the Fund to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

                  (a) Such authority and orders from the Securities and Exchange Commission ("Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

                  (b) (i) One or more post-effective amendments to the Corporation's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the Registration Statement as are determined by the Trustees of the Fund to be necessary and appropriate as a result of this Agreement shall have been filed with the Commission; (ii) the Fund shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment to the Registration Statement filed with the Commission relating to the Fund shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding that shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Corporation to a Delaware business trust shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

                  (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Corporation, the Fund, or the shareholders of the Corporation or the Fund;

                  (d) The Corporation shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Corporation, to the effect that (i) the Fund is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms; and (iii) the shares of the Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be non-assessable by the Fund;

                  (e) The Fund shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that: (i) the Corporation is a corporation, duly organized and validly existing under the laws of the State of Maryland; (ii) the Corporation is an open-end investment company of the management type registered under the 1940 Act; and
(iii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Corporation and this Agreement has been duly executed and delivered by the Corporation and is a legal, valid and binding agreement of the Corporation in accordance with its terms;

                  (f) The shares of each Series and Class of the Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of their corresponding Series and Class of the Corporation are presently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;

                  (g) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Corporation at an annual or special meeting or any adjournment thereof;

                  (h) The shareholders of the Corporation shall have voted to direct the Corporation to vote, and the Corporation shall have voted, as sole shareholder of the Fund, to:

                           (i) Elect as Trustees of the Fund the following individuals: Messrs. Walter P. Babich, Anthony D. Knerr, W. Thacher Longstreth, Charles E. Peck, Wayne A. Stork, Thomas F. Madison, and Jeffrey J. Nick, and Ms. Ann R. Leven;

                           (ii) Select Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending October 31, 1999;

                           (iii) (A) With respect to each Series, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of a Series of the Corporation (x) approve a proposal for a new investment management agreement ("New Investment Management Agreement") between the current investment advisor to the Series (the "Advisor") and the Corporation on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the New Investment Management Agreement, or
         (y) do not approve a proposal for a New Investment Management Agreement between the Advisor and the Corporation on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the then-current investment management agreement between the Advisor and the Corporation on behalf of such Series;

                                 (B) With respect to each Series that is subject to a sub-advisory agreement, if any, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of such Series of the Corporation
         (x) approve a proposal for a new sub-advisory agreement ("New Sub-Advisory Agreement") between the Advisor and the current sub-advisor (the "Sub-Advisor") with respect to the assets of such Series, approve a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the New Sub-Advisory Agreement, or (y) do not approve a proposal for a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor, approve a sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the then-current sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series;

                  (i) The Trustees of the Fund shall have taken the following actions at a meeting duly called for such purposes:

                           (i) Approval of the investment management agreements
and the sub-advisory agreements, if any, described in paragraph (h) of this
Section 3 hereof for each Series of the Fund;

                           (ii) Approval of a distribution plan, if any, for
each Class of each Series of the Fund, as adopted pursuant to Rule 12b-1 under the 1940 Act, that is substantially identical to the then-current distribution plan, if any, as adopted pursuant to Rule 12b-1 under the 1940 Act for each Class of each corresponding Series of the Corporation;

                           (iii) Approval of the assignment of the Corporation's
Custodian Agreement with The Chase Manhattan Bank to the Fund;

                           (iv) Selection of Ernst & Young LLP as the Fund's
independent auditors for the fiscal year ending October 31, 1999;

                           (v) Approval of the Fund's Shareholders Services
Agreement with Delaware Service Company, Inc.; (vi) Approval of the Fund Accounting Agreement with Delaware Service Company, Inc. that covers the funds comprising the Delaware Investments Family of Funds;

                           (vii) Approval of the Distribution Agreement between
the Fund and Delaware Distributors, L.P. on behalf of the Series and Classes;

                           (viii) Authorization of the issuance by the Fund,
prior to the Effective Date of the Reorganization, of one share of each Series and Class of the Fund to the Corporation in consideration for the payment of $10.00 per share for the purpose of enabling the Corporation to vote on the matters referred in paragraph (h) of this Section 3 hereof;

                           (ix) Submission of the matters referred to in
paragraph (h) of this Section 3 to the Corporation as sole shareholder of each Series of the Fund; and

                           (x) Authorization of the issuance and delivery by the
Fund of shares of each Series and Class of the Fund on the Effective Date of the Reorganization in exchange for the assets of the corresponding Series of the Corporation pursuant to the terms and provisions of this Agreement.

                  At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Corporation if, in the judgment of such Board, such waiver will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Corporation under this Agreement.

         4.       Termination.

                  The Board of Directors of the Corporation may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Corporation, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

         5.       Entire Agreement.

                  This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

         6.       Further Assurances.

                  The Corporation and the Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         7.       Counterparts.

                  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
         8.       Governing Law.

                  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Maryland.

                  IN WITNESS WHEREOF, the Fund and the Corporation have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.


                                               DELAWARE POOLED TRUST, INC.
                                               (a Maryland Corporation)
Attest:


By: /s/ George M. Chamberlain, Jr.      By: /s/ Jeffrey J. Nick
    -------------------------------         ---------------------------------
         George M. Chamberlain, Jr.             Jeffrey J. Nick
         Secretary                              President and
                                                Chief Executive Officer

                                                 DELAWARE POOLED TRUST
                                                 (a Delaware business trust)
Attest:


By: /s/ Eric E. Miller                           By: /s/ Jeffrey J. Nick
    -------------------------------                  -----------------------
         Eric E. Miller                                  Jeffrey J. Nick
         Assistant Secretary                             President and
                                                         Chief Executive Officer

                                    Appendix


Series and Classes of Delaware Pooled Trust, Inc.            Corresponding Series and Classes of Delaware Pooled
-------------------------------------------------            ---------------------------------------------------
                                                             Trust
                                                             -----

The Large-Cap Value Equity Portfolio                          The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio                           The Mid-Cap Growth Equity Portfolio
The International Equity Portfolio                            The International Equity Portfolio
The Intermediate Fixed Income Portfolio                       The Intermediate Fixed Income Portfolio
The Limited-Term Maturity Portfolio                           The Limited-Term Maturity Portfolio
The Global Fixed Income Portfolio                             The Global Fixed Income Portfolio
The International Fixed Income Portfolio                      The International Fixed Income Portfolio
The Small/Mid-Cap Value Equity Portfolio                      The Small/Mid-Cap Value Equity Portfolio
The High-Yield Bond Portfolio                                 The High-Yield Bond Portfolio
The Labor Select International Equity Portfolio               The Labor Select International Equity Portfolio
The Real Estate Investment Trust Portfolio                    The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio class              The Real Estate Investment Trust Portfolio class
    REIT Fund A Class                                             REIT Fund A Class
    REIT Fund B Class                                             REIT Fund B Class
    REIT Fund C Class                                             REIT Fund C Class
    REIT Fund Institutional Class                                 REIT Fund Institutional Class
The Emerging Markets Portfolio                                The Emerging Markets Portfolio
The Global Equity Portfolio                                   The Global Equity Portfolio
The Real Estate Investment Trust Portfolio II                 The Real Estate Investment Trust Portfolio II
The Aggregate Fixed Income Portfolio                          The Aggregate Fixed Income Portfolio
The Diversified Core Fixed Income Portfolio                   The Diversified Core Fixed Income Portfolio
The International Mid-Cap Sub Portfolio                       The International Mid-Cap Sub Portfolio
The Growth and Income Portfolio                               The Growth and Income Portfolio
The Small-Cap Growth Equity Portfolio                         The Small-Cap Growth Equity Portfolio


                                    EXHIBIT K

                         DIFFERENCES IN LEGAL STRUCTURES

 COMPARISON and SIGNIFICANT DIFFERENCES for DELAWARE BUSINESS TRUSTS

                            and MARYLAND CORPORATIONS

              Unless otherwise defined in this Exhibit, capitalized terms have the meanings set forth in Proposal Seven.

------------------------------------------------------------            ------------------------------------------------------------
        DELAWARE BUSINESS TRUST MARYLAND CORPORATION                                        MARYLAND CORPORATION
------------------------------------------------------------            ------------------------------------------------------------
GOVERNING DOCUMENTS
-- Created by a governing instrument (which may consist of              -- A corporation's articles of incorporation must be filed
one or more instruments, including an agreement and                     with the State Department of Assessments and Taxation of the
declaration of trust and By-Laws) and a Certificate of                  State of Maryland in order to form a Maryland corporation.
Trust, which must be filed with the Delaware Secretary of
State. The Delaware Business Trust ("DBT") statutes found at            -- Under Maryland law, the business and affairs of a
Del. Code. Ann. title 12, ss.3801, et seq. are referred to              corporation are governed by its articles of incorporation
in this chart as the "Delaware Act."                                    and By-Laws (the "charter documents"). A Board of Directors manages or directs the business and affairs of a Maryland
-- A DBT is an unincorporated association organized under               corporation.
the Delaware Act which operates similar to a typical
corporation. A DBT's operations are governed by a trust                 -- A Maryland corporation organized as an open-end
instrument and By-Laws. The business and affairs of a DBT               investment company is subject to the 1940 Act.
are managed by or under the direction of a Board of
Trustees.

-- DBTs are organized as an open-end investment company subject to the Investment Company Act of 1940, as amended
(the "1940 Act"). Shareholders own shares of "beneficial interest" as compared to the shares of "common stock" issued by corporations. There is however, no practical difference between the two types of shares.

-- As described in this chart, DBTs are granted a significant amount of organizational and operational flexibility. The Delaware Act makes it easier to obtain needed shareholder approvals, and also permits management of a DBT to take various actions without being required to make state filings or obtain shareholder approval. The Delaware
Act also contains favorable limitations on shareholder and Trustee liability, and provides for indemnification out of trust property for any shareholder or Trustee that may be held personally liable for the obligations of a Delaware
Trust.

MULTIPLE SERIES AND CLASSES
-- Under the Delaware Act, a declaration of trust may                  -- Maryland law permits a corporation to issue one or more
provide for classes, groups or series of shares, or classes,           classes of stock and, if the stock is divided into classes,
groups or series of trustees or shareholders, having such              the charter is required to describe each class, including
relative rights, powers and duties as the declaration of               any preferences, conversion or other rights, voting powers,
trust may provide. The series and classes of a DBT may be              restrictions, limitations as to dividends, qualifications
described in the declaration of trust or in resolutions                and terms or conditions of redemption. The charter documents
adopted by the board of trustees. Neither state filings nor            which describe a new series or classes, or a change to an
shareholder approval is required to create series or                   existing series or class, are amendments to the fund's
classes. The New Funds' Agreement and Declaration of Trust             charter documents and must be filed with the State of
(the "Declaration of Trust") permits the creation of                   Maryland. Although a charter amendment is involved, Maryland
multiple series and classes and establishes the provisions             law allows a fund's board to exchange, classify, reclassify,
relating to shares.                                                    cancel any of its issued or unissued stock, or increase or

------------------------------------------------------------           ------------------------------------------------------------
        DELAWARE BUSINESS TRUST MARYLAND CORPORATION                                       MARYLAND CORPORATION
------------------------------------------------------------           ------------------------------------------------------------
-- The Delaware Act explicitly provides for a reciprocal               decrease the aggregate number of shares of stock without
limitation of interseries liability. The debts, liabilities,           shareholder approval by filing Articles Supplementary in the
obligations and expenses incurred, contracted for or                   State of Maryland. Maryland law also permits a board to
otherwise existing with respect to a particular series of a            change the preferences, conversion and other rights, voting
multiple series investment company registered under the 1940           powers, restrictions, limitation as to dividends,
Act are enforceable only against the assets of such series,            qualifications, and terms and conditions of redemption of
and not against the assets of the trust, or any other                  any of its issued or unissued stock without shareholder
series, generally, provided that: (i) the governing                    approval.
instrument creates one or more series; (ii) separate and
distinct records are maintained for any such series; (iii)             -- Maryland law does not contain specific statutory
the series' assets are held and accounted for separately               provisions addressing series liability with respect to a
from the trust's other assets or any series thereof; (iv)              multiple series investment company; however, if the stock of
notice of the limitation on liabilities of the series is set           a corporation is divided into classes, Maryland law requires
forth in the certificate of trust; and (v) the governing               the corporation's charter documents to set forth any
instrument so provides. The Declaration of Trust for the New           preferences or restrictions relating to such classes. As a
Funds provides that each of its series shall not be charged            result, the Current Funds' standard charter documents state
with the liabilities of any other series. Further, it states           that the liabilities of any series shall be charged only to
that any general assets or liabilities not readily                     the assets of that particular series.
identifiable as to a particular series will be allocated or
charged by the Trustees of the New Funds to and among any              -- The Articles of Incorporation and By-Laws of the Current
one or more series in such manner, and on such basis, as the           Funds are consistent with Maryland law.
Trustees deem fair and equitable in their sole discretion.
As required by the Delaware Act, the New Funds' Certificate
of Trust specifically limits the debts, liabilities,
obligations and expenses incurred, contracted for or
otherwise existing with respect to a particular series of
the New Fund as enforceable against the assets of that
series of the New Fund, and not against the assets of the
New Fund generally.

-- Use of the DBT structure could potentially provide greater flexibility with respect to a "fund of funds" operating format as compared with the Maryland corporate structure. Under Maryland law, when one series of a fund purchases shares issued by another series of the same fund, the shares of the purchased series are retired. Thus, it is impractical for a fund organized as a Maryland corporation to operate as a fund of funds when one of its underlying funds is a series of the same Maryland corporation. By comparison, under Delaware law, shares of a series purchased by another series of the same trust are not similarly retired. Thus, a DBT could potentially issue additional series to operate as separate mutual funds which would serve as underlying investments for the fund of funds series.

------------------------------------------------------------           ------------------------------------------------------------
        DELAWARE BUSINESS TRUST MARYLAND CORPORATION                                       MARYLAND CORPORATION
------------------------------------------------------------           ------------------------------------------------------------
SHAREHOLDER VOTING RIGHTS AND PROXY REQUIREMENTS

-- The governing instrument determines shareholders' rights.           -- The charter of the Current Funds, consistent with
The Declaration of Trust for the New Funds provides that               Maryland law, provides that the holder of each share of
shareholders of record of each share are entitled to one               stock of a fund is entitled to one vote for each full share,
vote for each full share, and a fractional vote for each               and a fractional vote for each fractional share of stock,
fractional shares. In addition, shareholders are not                   irrespective of the series or class. In addition,
entitled to cumulative voting for electing a trustee(s) or             shareholders are not entitled to cumulative voting for
for any other matter. The Declaration of Trust further                 electing director(s) or for any other matter. The charters
provides that voting by the New Funds will occur separately            of the Current Funds further state that, on any matter
by series, and if applicable, by class, subject to: (1)                submitted to a vote of shareholders, all shares of the
requirements of the 1940 Act where shares of the Trust must            corporation then issued and outstanding and entitled to
be voted in the aggregate without reference to series or               vote, irrespective of series or class, shall be voted in the
class, and (2) where the matter affects only a particular              aggregate and not by series or class except when (1)
series or class.                                                       otherwise expressly required by Maryland law; (2) required by the 1940 Act; and/or (3) the matter does not affect any
-- The Delaware Act and By-Laws for the New Funds also                 interest of the particular series or class, then only
permit the New Funds to accept proxies by any electronic,              shareholders of the affected series or class shall be
telephonic, computerized, telecommunications or other                  entitled to vote thereon, unless otherwise expressly
reasonable alternative to the execution of a written                   provided in the corporation's charter.
instrument authorizing the proxy to act, provided such
authorization is received within eleven (11) months before             -- Maryland law permits shareholders to vote in person at
the meeting.                                                           the meeting or by proxy through a signed writing. The
                                                                       signature may be achieved through any reasonable means
                                                                       including facsimile. Although Maryland law permits certain telephone solicitations, it currently does not provide the level of flexibility available under the Delaware Act.

SHAREHOLDERS' MEETINGS

-- The governing instrument determines beneficial owners'              -- Maryland law provides for a special meeting upon the
rights to call meetings. The Declaration of Trust for the              written request of 25% or more of all eligible votes, unless
New Funds provides that the Board of Trustees shall call               the corporate charter or By-Laws contain a provision setting
shareholder meetings for the purpose of (1) electing                   a greater or lesser percentage (but not more than a
trustees, (2) matters prescribed by law, the Declaration of            majority) of votes necessary to call the special meeting.
Trust or By-Laws, or (3) for taking action upon any other              The Current Funds' standard By-Laws are more favorable to
matter deemed necessary or desirable by the Board of                   shareholders than Maryland law because they require a
Trustees. An annual shareholders' meeting is not required.             special meeting upon the written request of the holders of at least ten percent (10%) of the capital stock of the
                                                                       corporation entitled to vote at such meeting. Thus, it is
                                                                       easier for the shareholders of the Current Funds to call a special meeting.

                                                                       -- Under Maryland law, annual shareholder's meetings of a
                                                                       registered investment company are not required if the
                                                                       charter or By-Laws of the company so provide; however, an
                                                                       annual meeting is required to be held when the 1940 Act
                                                                       requires the election of directors to be acted upon by
                                                                       shareholders. The By-Laws of the Current Funds are
                                                                       consistent with Maryland law.

------------------------------------------------------------           ------------------------------------------------------------
        DELAWARE BUSINESS TRUST MARYLAND CORPORATION                                       MARYLAND CORPORATION
------------------------------------------------------------           ------------------------------------------------------------
QUORUM REQUIREMENT

-- The Declaration of Trust of the New Funds, consistent               -- Maryland law and the By-Laws of the Current Funds provide
with the Delaware Act, establishes a quorum when                       that the presence in person or by proxy of the holders of
thirty-three and one-third percent (33-1/3%) of the shares             record of a majority of the outstanding shares of stock
entitled to vote are present in person or by proxy. -- The             entitled to vote constitute a quorum.(1) Maryland law
Declaration of Trust of the New Funds, consistent with the             provides that abstentions and broker non-votes are included
Delaware Act, establishes a quorum when thirty-three and               and treated as votes present at the meeting but are not
one-third percent (33-1/3%) of the shares entitled to vote             treated as votes cast.
are present in person or by proxy. For purposes of
determining whether a quorum exists, the Declaration of
Trust provides that abstentions and broker non-votes are
included and treated as votes present at the shareholders'
meeting but are not treated as votes cast.

ACTION WITHOUT SHAREHOLDERS' MEETING

-- Delaware law permits the governing instrument to set                -- Under Maryland law, any action required to be approved at
forth the procedure whereby action required to be approved             a meeting of the shareholders may also be approved by the
by shareholders at a meeting may be done by consent. The               unanimous written consent of the shareholders entitled to
Declaration of Trust for the New Funds permits any action              vote at such meeting.
required to be approved at a meeting of shareholders to be
approved by the unanimous written consent of the
shareholders entitled to vote at such meeting.

--------
(1) The Delaware Group Adviser Funds, Inc. provides for a lower quorum standard permitting one-third (1/3) of the issued and outstanding common stock of the Corporation or series or class, as applicable, to establish a quorum.

------------------------------------------------------------           ------------------------------------------------------------
        DELAWARE BUSINESS TRUST MARYLAND CORPORATION                                       MARYLAND CORPORATION
------------------------------------------------------------           ------------------------------------------------------------
MATTERS REQUIRING SHAREHOLDER APPROVAL

-- The Delaware Act affords Trustees the ability to easily             -- Consistent with Maryland law, the Current Funds Articles
adapt a DBT to future contingencies. For example, Trustees             of Incorporation require shareholder approval by a majority
have the authority to incorporate a DBT to merge or                    of all votes entitled to be cast to approve the following:
consolidate with another entity, to cause multiple series of           (1) amendments or restatements of the articles; (2)
a DBT to become separate trusts, to change the domicile or             reduction of state capital; (3) a consolidation, merger,
to liquidate a DBT, all without having to obtain a                     share exchange or transfer of assets, including a sale of
shareholder vote. More importantly, in cases where funds are           all or substantially all the assets of the corporation; (4)
required or do elect to seek shareholder approval for                  distribution in partial liquidation; or (5) a voluntary
transactions, the Delaware Act provides great flexibility              dissolution. Unless the charter provides for a lesser
with respect to the quorum and voting requirements for                 standard, Maryland law by itself requires an affirmative
approval of such transactions.                                         vote of two-thirds (2/3) of all votes entitled to be cast
                                                                       when approving these extraordinary corporate transactions.
-- The Declaration of Trust for the New Funds, consistent              The Current Funds By-Laws provide that a majority of shares
with the Delaware Act, affords shareholders the power to               voting at the meeting is sufficient to approve other matters
vote on the following matters: (1) the election of trustees            properly before shareholders except for an election of
(including the filling of any vacancies; (2) as required by            directors, which require a plurality.(1)
the Declaration of Trust, By-Laws, the 1940 Act or
registration statement; and (3) other matters deemed by the
Board of Trustees to be necessary or desirable.

-- The Declaration of Trust provides that when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee(s), unless a different vote is required by the Declaration of Trust, By-Laws or under applicable law.

--------
(1) The Delaware Group Adviser Funds, Inc. By-Laws provide that all elections and issues subject to a meeting of shareholders are decided by a majority of votes cast at such meeting, unless a different vote is required by Maryland law, Articles of Incorporation or By-Laws. Based on such By-Laws and Maryland law, the election of directors and other matters properly at a meeting of shareholders (except as noted below) may be decided by a majority of votes cast at the meeting. A different standard exists for certain extraordinary corporate transactions whereby Maryland law requires an affirmative vote of two-thirds (2/3) of all votes entitled to be cast (unless the charter provides a different standard) in order to approve: (1) amendments to the charter; (2) reduction of stated capital; (3) consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all the assets of the corporation; (4) partial liquidation; or (5) a voluntary dissolution. Accordingly, for these extraordinary corporate transactions, Delaware Group Adviser Funds, Inc. is subject to the two-thirds (2/3) shareholder voting requirement found in Maryland law.

------------------------------------------------------------           ------------------------------------------------------------
        DELAWARE BUSINESS TRUST MARYLAND CORPORATION                                       MARYLAND CORPORATION
------------------------------------------------------------           ------------------------------------------------------------
AMENDMENTS TO GOVERNING DOCUMENTS

-- The Delaware Act provides broad flexibility with respect            -- Under Maryland law, the charter of a Maryland corporation
to amendments of governing documents of a DBT. The New                 may be amended only (i) upon adoption of a resolution by the
Funds' Declaration of Trust state that, if shares have been            Directors which sets forth the proposed amendments; and (ii)
issued, shareholder approval to adopt amendments to the                approval of the proposed amendment by the holders of a
Declaration of Trust is only required if such adoption would           majority of the corporations outstanding shares entitled to
adversely affect to a material degree the rights and                   vote. Maryland law does, however, permit investment
preferences of the shares of any series (or class) already             companies to amend their charter documents without
issued. Before adopting any amendment to the Declaration of            shareholder approval in order to create additional series or
Trust relating to shares without shareholder approval, the             classes of shares, increase or decrease the aggregate number
Trustees are required to determine that the amendment is:              of shares of stock that the corporation has authority to
(i) consistent with the fair and equitable treatment of all            issue, or reflect changes in the names of the corporation,
shareholders, and (ii) shareholder approval is not required            its series or classes. The Current Funds charter documents
by the 1940 Act or other applicable law.                               are consistent with Maryland law. Because shareholder
                                                                       approval is required for most other amendments to charter
-- The New Funds' By-Laws may be amended or repealed by the            documents, Maryland law is more restrictive than the
affirmative vote or written consent of a majority of the               Delaware Act.
outstanding shares entitled to vote. Subject to the rights
of the shareholders, those By-Laws also may be adopted,               -- The By-Laws of a Maryland corporation may also be
amended or repealed by the Board of Trustees.                         amended. Maryland law provides that, after the
                                                                      organizational meeting of the board of directors, the power to adopt, alter or repeal the By-Laws is vested in the
                                                                      shareholders, except to the extent that the charter or
                                                                      By-Laws vest such power in the board of directors.
                                                                      Consistent with Maryland law, the Current Funds By-Laws
                                                                      provide that they may be amended, altered or repealed by the affirmative vote of the holders of a majority of shares
                                                                      entitled to vote thereon, or by a majority of the Board of
                                                                      Directors, as the case may be.

RECORD DATE

-- The Delaware Act permits a governing instrument to                 -- Maryland law contains provisions by which a corporation
contain provisions that provide for the establishment of              may determine which shareholders are entitled to notice of a
record dates for determining voting rights.                           meeting, to vote at a meeting, or to any other rights. The
                                                                      Maryland law requires that the record date be not more than
-- The Declaration of Trust for the New Funds provides that           ninety (90) days and not less than ten (10) days before the
the Board of Trustees may fix in advance a record date which          date on which the action requiring determination will be
shall not be more than one hundred eighty (180) days, nor             taken. If a Maryland corporation does not set a record date,
less than seven (7) days, before the date of any such                 Maryland law requires that the date be the later of: (1)
meeting.                                                              thirty (30) days before the meeting or (2) the close of
                                                                      business on the day the notice was mailed. Consistent with
                                                                      Maryland law, the Current Funds By-Laws allow the
                                                                      corporation to close the transfer books twenty (20) days
                                                                      before a meeting or set a date not more than ninety (90)
                                                                      days before a meeting for determining such rights.

REMOVAL OF DIRECTORS/ TRUSTEES

-- The Delaware Act is silent with respect to the removal of          -- Under Maryland law, shareholders may remove a director
Trustees. However, the Declaration of Trust states that the           with or without cause. Unless the charter provides
Board of Trustees, by action of a majority of the then                otherwise, Maryland law requires the affirmative vote of a
Trustees at a duly constituted meeting, may fill vacancies            majority of all votes entitled to be cast for the election
in the Board of Trustees or remove Trustees with or without           of directors to remove a director. Unless the charter
cause.                                                                provides otherwise, if a class or series is entitled to
                                                                      elect one or more directors separately, such director may
                                                                      not be removed without cause except by the affirmative vote of a majority of all the votes of that series or class. The
                                                                      Current Funds Articles of Incorporation and By-Laws (except for one) are silent regarding the removal of directors.(1)

--------------
(1) The By-Laws of the Delaware Group Adviser Funds, Inc. provide for the removal of a director by two-thirds (2/3) of the record holders of the corporations common stock of all series. Removal may be achieved either by a declaration in writing filed with the corporations secretary or by votes cast in person or by proxy at a meeting called for the purpose. The By-Laws further state that a meeting of stockholders is to be called for the purpose of removal of a director when requested in writing by stockholders of ten percent or more of the corporations common stock of all series.

------------------------------------------------------------           ------------------------------------------------------------
        DELAWARE BUSINESS TRUST MARYLAND CORPORATION                                       MARYLAND CORPORATION
------------------------------------------------------------           ------------------------------------------------------------
SHAREHOLDER RIGHTS OF INSPECTION

-- The Delaware Act sets forth the rights of shareholders to          -- Maryland law provides that during usual business hours a
gain access to and receive copies of certain Trust documents          shareholder may inspect and copy the following corporate
and records. This right is qualified by the extent otherwise          documents: By-Laws; minutes of shareholders meetings;
provided in the governing instrument of the Trust as well as          annual statements of affairs; and voting trust agreements.
a reasonable demand standard related to the shareholder's             Moreover, one or more persons who together are, and for at
interest as an owner of the DBT.                                      least six months have been, shareholders of record of at
                                                                      least five percent of the outstanding stock of any class are
-- Consistent with Delaware law, the By-Laws of the New               entitled to inspect and copy the corporations books of
Funds provide that at reasonable times during office hours,           account and stock ledger and to review a statement of
a shareholder may inspect the share registry and By-Laws.             affairs and a list of shareholders.
The By-Laws further permit at any reasonable time during
usual business hours for a purpose reasonably related to the shareholder's interests, that a shareholder inspect and copy accounting books and records and minutes of proceedings of
the shareholders and the Board of Trustees and any committee or committees of the Board of Trustees.

DIVIDENDS AND OTHER DISTRIBUTIONS

-- The Delaware Act does not contain any statutory                    -- Maryland law allows the payment of a dividend or other
limitations on the payment of dividends and other                     distribution unless, after giving effect to the dividend or
distributions.                                                        other distribution, (1) the corporation would not be able to pay its debts as they become due in the usual course of
-- The New Funds By-Laws specify that the declaration of              business or (2) the corporations total assets would be less
dividends is subject to the Declaration of Trust and                  than the corporations total liabilities plus (unless the
applicable law. In addition, the By-Laws provide that prior           corporations charter provides otherwise) the amount that
to payment of dividends, the New Funds may set aside a                would be needed, if the corporation were to be dissolved at
reserve(s) to meet contingencies, equalizing dividends,               the time of the distribution, to satisfy the preferential
repairing or maintaining property or for other purposes               rights upon dissolution of shareholders whose preferential
deemed by the Trustees to be in the best interest of the              rights upon dissolution are superior to those receiving the
Fund.                                                                 distribution.

                                                                      -- Current Funds By-Laws provide that prior to payment of
                                                                      dividends, the Funds may set aside a reserve to meet
                                                                      contingencies, equalizing dividends, repairing, or
                                                                      maintaining property or for other purposes deemed by the
                                                                      directors to be in the best interest of the Fund.

SHAREHOLDER/BENEFICIAL OWNER LIABILITY

-- Personal liability is limited by the Delaware Act to the           -- As a general matter, the shareholders of a Maryland
amount of investment in the trust and may be further limited          corporation are not personally liable for the obligations of
or restricted by the governing instrument.                            the corporation. Under Maryland law, a shareholder of a
                                                                      Maryland corporation may, however, be liable in the amount
-- Consistent with Delaware law, the Declaration of Trust             of any distribution he or she accepts knowing that the
for the New Funds provides that the DBT, its trustees,                distribution was made in violation of the corporations
officers, employees, and agents do not have the power to              charter or Maryland law. The charter for the Current Funds
personally bind a shareholder. Shareholders of the DBT are            is consistent with Maryland law.
entitled to the same limitation of personal liability
extended to stockholders of a private corporation organized
for profit under the general corporation law of the State of
Delaware.

------------------------------------------------------------           ------------------------------------------------------------
        DELAWARE BUSINESS TRUST MARYLAND CORPORATION                                       MARYLAND CORPORATION
------------------------------------------------------------           ------------------------------------------------------------
DIRECTOR/ TRUSTEE LIABILITY

-- Subject to the declaration of trust, the Delaware Act              -- Maryland law requires a director to perform his or her
provides that a trustee, when acting in such capacity, may            duties in good faith, in a manner he or she reasonably
not be held personally liable to any person other than the            believes to be in the best interests of the corporation and
DBT or a beneficial owner for any act, omission or                    with the care that an ordinarily prudent person in a like
obligation of the DBT or any trustee. A trustees duties and           position would use under similar circumstances. A director
liabilities to the DBT and its beneficial owners may be               who performs his or her duties in accordance with this
expanded or restricted by the provisions of the declaration           standard has no liability by reason of being or having been
of trust.                                                             a director. If it is established that a director did not
                                                                      meet the foregoing standard, the director, for example, may
-- The Declaration of Trust for the New Funds provides that           be personally liable to the corporation for (i) voting or
the Trustees shall not be liable or responsible in any event          assenting to a distribution of assets to shareholders which
for any neglect or wrongdoing of any officer, agent,                  is in violation of either the Funds charter documents or
employee, manager or principal underwriter of the New Funds,          Maryland law; and (ii) voting or assenting to a repurchase
nor shall any Trustee be responsible for the act or omission          of the corporations shares in violation of Maryland law.
of any other Trustee. In addition, the Declaration of Trust           Maryland law as well as the applicable Current Funds
also provides that the Trustees acting in their capacity as           charter document prohibit limiting a directors liability if
Trustees, shall not be personally liable for acts done by or          said director would otherwise be subject by reason of
on behalf of the New Fund.                                            willful misfeasance, bad faith, gross negligence or reckless disregard of ones duties.

                                                                      -- Seven of the Current Funds charter documents do not
                                                                      contain provisions regarding director liability.(1) The other remaining Current Funds that have this liability provision state that to the fullest extent that liability is limited under Maryland law, no director or officer will be liable to the corporation or its shareholders for damages.

INDEMNIFICATION

-- The Delaware Act permits a DBT to indemnify and hold               -- Under Maryland law, a director or officer who is
harmless any trustee, beneficial owner or agent from and              threatened or made a party to a proceeding, may be
against any and all claims and demands. Consistent with the           indemnified against judgments, penalties, fines, settlements
Delaware Act, the Declaration of Trust for the New Funds              and reasonable expenses actually incurred by the director in
provides for the indemnification of officers and trustees             connection with the proceeding. Indemnification will not be
from and against any and all claims and demands arising out           permitted if the act or omissions of the Director or
of or related to the performance of duties as an officer or           officer: (1) was material to the matter giving rise to the
Trustee. The New Funds will not indemnify, hold harmless or           proceeding and was committed in bad faith or the result of
relieve from liability trustees or officers for those acts            active and deliberate dishonesty; (2) resulted in an
or omissions for which they are liable if such conduct                improper benefit to the individual; or (3) was committed
constitutes willful misfeasance, bad faith, gross negligence          when the director or officer had reasonable cause to believe
or reckless disregard of their duties.                                that the act or omission was unlawful.

-- The Declaration of Trust also provides that any shareholder or former shareholder that is exposed to liability by reason of a claim or demand related to having been a shareholder, and not because of his or her acts or omissions, shall be entitled or beheld harmless and indemnified out of the assets of the DBT.

--------
(1) These seven Current Funds include: Delaware Group Equity Funds I, Equity Funds II, Equity Funds III, Equity Funds V, Government Funds, Income Funds and Tax-Free Fund.

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        DELAWARE BUSINESS TRUST MARYLAND CORPORATION                                       MARYLAND CORPORATION
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
INSURANCE

-- The Delaware Act does not contain a provision                      -- Under Maryland Law, a corporation may purchase insurance
specifically related to insurance. The Trust's Declaration            on behalf of any director, officer or employee against any
of Trust provides that the Trustees shall be entitled and             liability asserted against and incurred by such person in
have the authority to purchase with Trust assets insurance            any such capacity or arising out of such persons position,
for liability and for all expenses reasonably incurred or             whether or not the corporation would have the power to
paid or expected to be paid by a Trustee or officer in                indemnify such person against such liability. Under Maryland
connection with any claim, or proceeding in which he or she           law, insurance also may be purchased under the corporate
becomes involved by virtue of his or her capacity (or former          by-laws on behalf of agents of a fund. The Current Funds
capacity) with the Trust. The Bylaws of the New Funds permit          Bylaws are silent with respect to this issue.
such insurance coverage to extend to employees and other
agents of the Trust.
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                                      K-9
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DELAWARE INVESTMENTS                             THIS PROXY IS SOLICITED ON BEHALF OF THE
       1818 MARKET STREET                        BOARD OF DIRECTORS/TRUSTEES, The
       PHILADELPHIA, PA 19103                    Undersigned hereby Appoints {________________}, or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting
                                                 Of Shareholders OF THE ABOVE FUND TO BE HELD AT The Union League, 140
                                                 South Broad Street, Philadelphia, Pennsylvania, on March 17, 1999 at
                                                 10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form.  Please refer to the proxy statement for a discussion of each of these matters.

                                                 BY SIGNING AND DATING THIS CARE, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL
                                                 AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR
                                                 DISCREITION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING,
                                                 PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

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                 THIS PROXY CARD IS VALID ONLY SIGNED AND DATED.
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Vote On Directors                                                                  For     Withhold    For All
1. To elect the following nominees as Directors or Trustees of the Company         All       All       Except
     01) WAYNE A. STORK                 06)  ANN R. LEVEN
     02)  JEFFREY J. NICK               07)  JAN R. YEOMANS                  ____________________________________
     03)  WALTER P. BABICH              08)  THOMAS F. MADISON               To withhold authority to vote, "For All Except"
     04)  JOHN H. DURHAM                09)  CHARLES E. PECK                 and write the nominee's number on the line above.
     05)  ANTHONY D. KNERR

Vote On Proposals                                   For   Against   Abstain

2. To approve the reclassification of the Fund's                             3G. To reclassify all current
    fundamental Investment objective from fundamental to non-                    investment restrictions as non-fundamental
    Fundamental

3. To approve standardized fundamental investment                            4.  To approve a new investment management
   restrictions for the Fund  (proposal involves                                 agreement with Delaware Management Company
   separate votes on sub-proposals 3A-3G)                                        for the Fund

   3A. To adopt a new fundamental investment                                 5.  To approve a new sub-advisory agreement with
       restriction concerning concentration of the                               Delaware International Advisers Ltd. for the Fund
       Fund's investments in the same industry
   3B. To adopt a new fundamental investment                                 6.  To ratify the selection of Ernst & Young LLP, as
       restriction concerning borrowing money and                                independent auditors for the Company
       issuing senior securities
   3C. To adopt a new fundamental investment                                 7.  To approve the reorganization of the Company
       restriction concerning underwriting                                       from its current form of organization into a
   3D. To adopt a new fundamental investment                                     Delaware Business Trust
       restriction concerning investments in real
       estate                                                                PLEASE DATE AND SIGN NAME OR NAMES BELOW AS
   3E. To adopt a new fundamental investment                                 PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR
       restriction concerning investments in                                 SHARES AS INDICATED ABOVE, WHER SHARES ARE
        commodities                                                          REGISTERED WITH JOINT OWNERS SHOULD SIGN.
   3F. To adopt a new fundamental investment                                 PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
       restriction concerning lending by the Fund                            TRUSTEE OR OTHER REPRESENTATIVE SHOULD
                                                                             GIVE FULL TITLE AS SUCH.

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     Signature (PLEASE SIGN WITHIN BOX)      Date                            Signature (Joint Owners)              Date
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